Exhibit 99.4

ESTIMATES

of

RESERVES AND FUTURE REVENUE

to the

SANTA MARIA ENERGY, LLC INTEREST

in

CERTAIN OIL AND GAS PROPERTIES

located in

ORCUTT FIELD
SANTA BARBARA COUNTY, CALIFORNIA

as of

DECEMBER 31, 2012

BASED ON CONSTANT PRICE AND COST PARAMETERS

specified by

SANTA MARIA ENERGY, LLC

NSAI
NETHERLAND, SEWELL & ASSOCIATES, INC.
WORLDWIDE PETROLEUM CONSULTANTS
ENGINEERING · GEOLOGY
GEOPHYSICS · PETROPHYSICS

March 1, 2013

Mr. Ramon Elias

Santa Maria Energy, LLC

2811 Airpark Drive

Santa Maria, California 93455

Dear Mr. Elias:

In accordance with your request, we have estimated the proved reserves and future revenue, as of December 31, 2012, to the Santa Maria Energy, LLC (SME) interest in certain oil and gas properties located in Orcutt Field, Santa Barbara County, California, as listed in the accompanying tabulations. We completed our evaluation on or about the date of this letter. This report has been prepared using constant price and cost parameters specified by SME, as discussed in subsequent paragraphs of this letter. The estimates in this report have been prepared in accordance with the definitions and guidelines set forth in the 2007 Petroleum Resources Management System (PRMS) approved by the Society of Petroleum Engineers (SPE); definitions are presented immediately following this letter.

As presented in the accompanying summary projections, Tables I through IV, we estimate the net reserves and future net revenue to the SME interest in these properties, as of December 31, 2012, to be:

	Net Reserves		Future Net Revenue (M$)
Category	Oil (MBBL)	Gas (MMCF)	Total	Present Worth at 10%

Proved Developed Producing	1,998.3	163.8	89,206.2	45,852.1
Proved Developed Non-Producing	153.8	0.0	9,910.9	2,942.1
Proved Undeveloped	6,478.1	0.0	350,560.0	123,026.0

Total Proved	8,630.1	163.8	449,677.2	171,820.1

Totals may not add because of rounding.

The oil reserves shown include crude oil and condensate. Oil volumes are expressed in thousands of barrels (MBBL); a barrel is equivalent to 42 United States gallons. Gas volumes are expressed in millions of cubic feet (MMCF) at standard temperature and pressure bases. A substantial portion of produced gas is flared or consumed in field operations.

The estimates shown in this report are for proved reserves. No study was made to determine whether probable or possible reserves might be established for these properties. This report does not include any value that could be attributed to interests in undeveloped acreage beyond those tracts for which undeveloped reserves have been estimated. Reserves categorization conveys the relative degree of certainty; reserves subcategorization is based on development and production status. The estimates of reserves and future revenue included herein have not been adjusted for risk.

As shown in the Table of Contents, for each reservoir this report includes reserves and economics data by reserves category; these data include a summary projection of reserves and revenue along with one-line summaries of basic data, reserves, and economics by lease.

Gross revenue shown in this report is SME’s share of the gross (100 percent) revenue from the properties prior to any deductions. Future net revenue is after deductions for SME’s share of production taxes, ad valorem taxes, capital costs, abandonment costs, and operating expenses but before consideration of any income taxes. The future net revenue has been discounted at an annual rate of 10 percent to determine its present worth, which is shown to indicate the effect of time on the value of money. Future net revenue presented in this report, whether discounted or undiscounted, should not be construed as being the fair market value of the properties.

As requested, this report has been prepared using oil and gas prices specified by SME. Oil prices are based on the 12-month unweighted arithmetic average of the first-day-of-the-month price for each month in the period January through December 2012. The average West Texas Intermediate posted price of $91.21 per barrel is adjusted by reservoir for quality, transportation fees, and a regional price differential. As requested, gas prices are set by a contract price of $1.78 per MMBTU and are adjusted for energy content. Gas sales are scheduled to end September 30, 2014. All prices are held constant throughout the lives of the properties.

Operating costs used in this report are based on operating expense records of SME, the operator of the properties, and include only direct lease- and field-level costs. As requested, these costs do not include the per-well overhead expenses allowed under joint operating agreements, nor do they include the headquarters general and administrative overhead expenses of SME. As requested, operating costs are held constant throughout the lives of the properties.

Capital costs used in this report were provided by SME and are based on its internal planning budgets. Capital costs are included as required for workovers, new development wells, production equipment, and facilities construction. Based on our understanding of future development plans, a review of the records provided to us, and our knowledge of similar properties, we regard these estimated capital costs to be reasonable. Abandonment costs used in this report are SME’s estimates of the costs to abandon the wells and production facilities, net of any salvage value. Abandonment costs are shown herein as capital costs. As requested, capital costs and abandonment costs are held constant to the date of expenditure.

For the purposes of this report, we did not perform any field inspection of the properties, nor did we examine the mechanical operation or condition of the wells and facilities. We have not investigated possible environmental liability related to the properties; therefore, our estimates do not include any costs due to such possible liability.

We have made no investigation of potential gas volume and value imbalances resulting from overdelivery or underdelivery to the SME interest. Therefore, our estimates of reserves and future revenue do not include adjustments for the settlement of any such imbalances; our projections are based on SME receiving its net revenue interest share of estimated future gross gas production.

The reserves shown in this report are estimates only and should not be construed as exact quantities. Proved reserves are those quantities of oil and gas which, by analysis of engineering and geoscience data, can be estimated with reasonable certainty to be commercially recoverable; probable and possible reserves are those additional reserves which are sequentially less certain to be recovered than proved reserves. Estimates of reserves may increase or decrease as a result of market conditions, future operations, changes in regulations, or actual reservoir performance. In addition to the primary economic assumptions discussed herein, our estimates are based on certain assumptions including, but not limited to, that the properties will be developed consistent with current development plans, that the properties will be operated in a prudent manner, that no governmental regulations or controls will be put in place that would impact the ability of the interest owner to recover the reserves, and that our projections of future production will prove consistent with actual performance. If the reserves are recovered, the revenues therefrom and the costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the sales rates, prices received for the reserves, and costs incurred in recovering such reserves may vary from assumptions made while preparing this report.

For the purposes of this report, we used technical and economic data including, but not limited to, well logs, geologic maps, well test data, production data, historical price and cost information, and property ownership interests. The reserves in this report have been estimated using deterministic methods; these estimates have been prepared in accordance with generally accepted petroleum engineering and evaluation principles set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the SPE (SPE Standards). We used standard engineering and geoscience methods, or a combination of methods, including performance analysis, volumetric analysis, and analogy, that we considered to be appropriate and necessary to classify, categorize, and estimate reserves in accordance with the 2007 PRMS definitions and guidelines. A substantial portion of these reserves are for undeveloped locations; such reserves are based on estimates of reservoir volumes and recovery efficiencies along with analogy to properties with similar geologic and reservoir characteristics. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering and geoscience data; therefore, our conclusions necessarily represent only informed professional judgment.

The data used in our estimates were obtained from SME, public data sources, and the nonconfidential files of Netherland, Sewell & Associates, Inc. (NSAI) and were accepted as accurate. Supporting work data are on file in our office. The titles to the properties have not been examined by NSAI, nor has the actual degree or type of interest owned been independently confirmed. The technical persons responsible for preparing the estimates presented herein meet the requirements regarding qualifications, independence, objectivity, and confidentiality set forth in the SPE Standards. We are independent petroleum engineers, geologists, geophysicists, and petrophysicists; we do not own an interest in these properties nor are we employed on a contingent basis.

Sincerely,

NETHERLAND, SEWELL & ASSOCIATES, INC.
Texas Registered Engineering Firm F-2699

		By:	/s/ C.H. (Scott) Rees III
C.H. (Scott) Rees III, P.E.
Chairman and Chief Executive Officer

By:	/s/ C. Ashley Smith	By:	/s/ Shane M. Howell
	C. Ashley Smith, P.E. 100560		Shane M. Howell, P.G. 11276
	Vice President		Vice President

Date Signed: March 1, 2013		Date Signed: March 1, 2013

CAS:AST

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PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

This document contains information excerpted from definitions and guidelines prepared by the Oil and Gas Reserves Committee of the Society of Petroleum Engineers (SPE) and reviewed and jointly sponsored by the World Petroleum Council (WPC), the American Association of Petroleum Geologists (AAPG), and the Society of Petroleum Evaluation Engineers (SPEE).

Preamble

Petroleum resources are the estimated quantities of hydrocarbons naturally occurring on or within the Earth’s crust. Resource assessments estimate total quantities in known and yet-to-be-discovered accumulations; resources evaluations are focused on those quantities that can potentially be recovered and marketed by commercial projects. A petroleum resources management system provides a consistent approach to estimating petroleum quantities, evaluating development projects, and presenting results within a comprehensive classification framework.

These definitions and guidelines are designed to provide a common reference for the international petroleum industry, including national reporting and regulatory disclosure agencies, and to support petroleum project and portfolio management requirements. They are intended to improve clarity in global communications regarding petroleum resources. It is expected that this document will be supplemented with industry education programs and application guides addressing their implementation in a wide spectrum of technical and/or commercial settings.

It is understood that these definitions and guidelines allow flexibility for users and agencies to tailor application for their particular needs; however, any modifications to the guidance contained herein should be clearly identified. The definitions and guidelines contained in this document must not be construed as modifying the interpretation or application of any existing regulatory reporting requirements.

1.0 Basic Principles and Definitions

The estimation of petroleum resource quantities involves the interpretation of volumes and values that have an inherent degree of uncertainty. These quantities are associated with development projects at various stages of design and implementation. Use of a consistent classification system enhances comparisons between projects, groups of projects, and total company portfolios according to forecast production profiles and recoveries. Such a system must consider both technical and commercial factors that impact the project’s economic feasibility, its productive life, and its related cash flows.

1.1 Petroleum Resources Classification Framework

Petroleum is defined as a naturally occurring mixture consisting of hydrocarbons in the gaseous, liquid, or solid phase. Petroleum may also contain non-hydrocarbons, common examples of which are carbon dioxide, nitrogen, hydrogen sulfide and sulfur. In rare cases, non-hydrocarbon content could be greater than 50%.

The term “resources” as used herein is intended to encompass all quantities of petroleum naturally occurring on or within the Earth’s crust, discovered and undiscovered (recoverable and unrecoverable), plus those quantities already produced. Further, it includes all types of petroleum whether currently considered “conventional” or “unconventional.”

Figure 1-1 is a graphical representation of the SPE/WPC/ AAPG/SPEE resources classification system. The system defines the major recoverable resources classes: Production, Reserves, Contingent Resources, and Prospective Resources, as well as Unrecoverable petroleum.

Definitions - Page 1 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

The “Range of Uncertainty” reflects a range of estimated quantities potentially recoverable from an accumulation by a project, while the vertical axis represents the “Chance of Commerciality”, that is, the chance that the project that will be developed and reach commercial producing status. The following definitions apply to the major subdivisions within the resources classification:

TOTAL PETROLEUM INITIALLY-IN-PLACE is that quantity of petroleum that is estimated to exist originally in naturally occurring accumulations. It includes that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations prior to production plus those estimated quantities in accumulations yet to be discovered (equivalent to “total resources”).

DISCOVERED PETROLEUM INITIALLY-IN-PLACE is that quantity of petroleum that is estimated, as of a given date, to be contained in known accumulations prior to production.

PRODUCTION is the cumulative quantity of petroleum that has been recovered at a given date. While all recoverable resources are estimated and production is measured in terms of the sales product specifications, raw production (sales plus non-sales) quantities are also measured and required to support engineering analyses based on reservoir voidage (see Production Measurement, section 3.2).

Multiple development projects may be applied to each known accumulation, and each project will recover an estimated portion of the initially-in-place quantities. The projects shall be subdivided into Commercial and Sub-Commercial, with the estimated recoverable quantities being classified as Reserves and Contingent Resources respectively, as defined below.

RESERVES are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions. Reserves must further satisfy four criteria: they must be discovered, recoverable, commercial, and remaining (as of the evaluation date) based on the development project(s) applied. Reserves are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by development and production status.

CONTINGENT RESOURCES are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations, but the applied project(s) are not yet considered mature enough for commercial development due to one or more contingencies. Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be subclassified based on project maturity and/or characterized by their economic status.

UNDISCOVERED PETROLEUM INITIALLY-IN-PLACE is that quantity of petroleum estimated, as of a given date, to be contained within accumulations yet to be discovered.

PROSPECTIVE RESOURCES are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective Resources have both an associated chance of discovery and a chance of development. Prospective Resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub-classified based on project maturity.

UNRECOVERABLE is that portion of Discovered or Undiscovered Petroleum Initially-in-Place quantities which is estimated, as of a given date, not to be recoverable by future development projects. A portion of these quantities may become recoverable in the future as commercial circumstances change or technological developments occur; the remaining portion may never be recovered due to physical/chemical constraints represented by subsurface interaction of fluids and reservoir rocks.

Estimated Ultimate Recovery (EUR) is not a resources category, but a term that may be applied to any accumulation or group of accumulations (discovered or undiscovered) to define those quantities of petroleum estimated, as of a given date, to be potentially recoverable under defined technical and commercial conditions plus those quantities already produced (total of recoverable resources).

Definitions - Page 2 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

1.2 Project-Based Resources Evaluations

The resources evaluation process consists of identifying a recovery project, or projects, associated with a petroleum accumulation(s), estimating the quantities of Petroleum Initially-in-Place, estimating that portion of those in-place quantities that can be recovered by each project, and classifying the project(s) based on its maturity status or chance of commerciality.

This concept of a project-based classification system is further clarified by examining the primary data sources contributing to an evaluation of net recoverable resources (see Figure 1-2) that may be described as follows:

•	The Reservoir (accumulation): Key attributes include the types and quantities of Petroleum Initially-in-Place and the fluid and rock properties that affect petroleum recovery.

•	The Project: Each project applied to a specific reservoir development generates a unique production and cash flow schedule. The time integration of these schedules taken to the project’s technical, economic, or contractual limit defines the estimated recoverable resources and associated future net cash flow projections for each project. The ratio of EUR to Total Initially-in-Place quantities defines the ultimate recovery efficiency for the development project(s). A project may be defined at various levels and stages of maturity; it may include one or many wells and associated production and processing facilities. One project may develop many reservoirs, or many projects may be applied to one reservoir.

•	The Property (lease or license area): Each property may have unique associated contractual rights and obligations including the fiscal terms. Such information allows definition of each participant’s share of produced quantities (entitlement) and share of investments, expenses, and revenues for each recovery project and the reservoir to which it is applied. One property may encompass many reservoirs, or one reservoir may span several different properties. A property may contain both discovered and undiscovered accumulations.

In context of this data relationship, “project” is the primary element considered in this resources classification, and net recoverable resources are the incremental quantities derived from each project. Project represents the link between the petroleum accumulation and the decision-making process. A project may, for example, constitute the development of a single reservoir or field, or an incremental development for a producing field, or the integrated development of several fields and associated facilities with a common ownership. In general, an individual project will represent the level at which a decision is made whether or not to proceed (i.e., spend more money) and there should be an associated range of estimated recoverable quantities for that project.

An accumulation or potential accumulation of petroleum may be subject to several separate and distinct projects that are at different stages of exploration or development. Thus, an accumulation may have recoverable quantities in several resource classes simultaneously.

In order to assign recoverable resources of any class, a development plan needs to be defined consisting of one or more projects. Even for Prospective Resources, the estimates of recoverable quantities must be stated in terms of the sales products derived from a development program assuming successful discovery and commercial development. Given the major uncertainties involved at this early stage, the development program will not be of the detail expected in later stages of maturity. In most cases, recovery efficiency may be largely based on analogous projects. In-place quantities for which a feasible project cannot be defined using current, or reasonably forecast improvements in, technology are classified as Unrecoverable.

Not all technically feasible development plans will be commercial. The commercial viability of a development project is dependent on a forecast of the conditions that will exist during the time period encompassed by the project’s activities (see

Definitions - Page 3 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

Commercial Evaluations, section 3.1). “Conditions” include technological, economic, legal, environmental, social, and governmental factors. While economic factors can be summarized as forecast costs and product prices, the underlying influences include, but are not limited to, market conditions, transportation and processing infrastructure, fiscal terms, and taxes.

The resource quantities being estimated are those volumes producible from a project as measured according to delivery specifications at the point of sale or custody transfer (see Reference Point, section 3.2.1). The cumulative production from the evaluation date forward to cessation of production is the remaining recoverable quantity. The sum of the associated annual net cash flows yields the estimated future net revenue. When the cash flows are discounted according to a defined discount rate and time period, the summation of the discounted cash flows is termed net present value (NPV) of the project (see Evaluation and Reporting Guidelines, section 3.0).

The supporting data, analytical processes, and assumptions used in an evaluation should be documented in sufficient detail to allow an independent evaluator or auditor to clearly understand the basis for estimation and categorization of recoverable quantities and their classification.

2.0 Classification and Categorization Guidelines

2.1 Resources Classification

The basic classification requires establishment of criteria for a petroleum discovery and thereafter the distinction between commercial and sub-commercial projects in known accumulations (and hence between Reserves and Contingent Resources).

2.1.1 Determination of Discovery Status

A discovery is one petroleum accumulation, or several petroleum accumulations collectively, for which one or several exploratory wells have established through testing, sampling, and/or logging the existence of a significant quantity of potentially moveable hydrocarbons.

In this context, “significant” implies that there is evidence of a sufficient quantity of petroleum to justify estimating the in-place volume demonstrated by the well(s) and for evaluating the potential for economic recovery. Estimated recoverable quantities within such a discovered (known) accumulation(s) shall initially be classified as Contingent Resources pending definition of projects with sufficient chance of commercial development to reclassify all, or a portion, as Reserves. Where in-place hydrocarbons are identified but are not considered currently recoverable, such quantities may be classified as Discovered Unrecoverable, if considered appropriate for resource management purposes; a portion of these quantities may become recoverable resources in the future as commercial circumstances change or technological developments occur.

2.1.2 Determination of Commerciality

Discovered recoverable volumes (Contingent Resources) may be considered commercially producible, and thus Reserves, if the entity claiming commerciality has demonstrated firm intention to proceed with development and such intention is based upon all of the following criteria:

•	Evidence to support a reasonable timetable for development.

•	A reasonable assessment of the future economics of such development projects meeting defined investment and operating criteria.

•	A reasonable expectation that there will be a market for all or at least the expected sales quantities of production required to justify development.

•	Evidence that the necessary production and transportation facilities are available or can be made available.

•	Evidence that legal, contractual, environmental and other social and economic concerns will allow for the actual implementation of the recovery project being evaluated.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability. There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame. A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project. While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives. In all cases, the justification for classification as Reserves should be clearly documented.

Definitions - Page 4 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests. In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

2.2 Resources Categorization

The horizontal axis in the Resources Classification (Figure 1.1) defines the range of uncertainty in estimates of the quantities of recoverable, or potentially recoverable, petroleum associated with a project. These estimates include both technical and commercial uncertainty components as follows:

•	The total petroleum remaining within the accumulation (in-place resources).

•	That portion of the in-place petroleum that can be recovered by applying a defined development project or projects.

•	Variations in the commercial conditions that may impact the quantities recovered and sold (e.g., market availability, contractual changes).

Where commercial uncertainties are such that there is significant risk that the complete project (as initially defined) will not proceed, it is advised to create a separate project classified as Contingent Resources with an appropriate chance of commerciality.

2.2.1 Range of Uncertainty

The range of uncertainty of the recoverable and/or potentially recoverable volumes may be represented by either deterministic scenarios or by a probability distribution (see Deterministic and Probabilistic Methods, section 4.2).

When the range of uncertainty is represented by a probability distribution, a low, best, and high estimate shall be provided such that:

•	There should be at least a 90% probability (P90) that the quantities actually recovered will equal or exceed the low estimate.

•	There should be at least a 50% probability (P50) that the quantities actually recovered will equal or exceed the best estimate.

•	There should be at least a 10% probability (P10) that the quantities actually recovered will equal or exceed the high estimate.

When using the deterministic scenario method, typically there should also be low, best, and high estimates, where such estimates are based on qualitative assessments of relative uncertainty using consistent interpretation guidelines. Under the deterministic incremental (risk-based) approach, quantities at each level of uncertainty are estimated discretely and separately (see Category Definitions and Guidelines, section 2.2.2).

These same approaches to describing uncertainty may be applied to Reserves, Contingent Resources, and Prospective Resources. While there may be significant risk that sub-commercial and undiscovered accumulations will not achieve commercial production, it is useful to consider the range of potentially recoverable quantities independently of such a risk or consideration of the resource class to which the quantities will be assigned.

2.2.2 Category Definitions and Guidelines

Evaluators may assess recoverable quantities and categorize results by uncertainty using the deterministic incremental (risk-based) approach, the deterministic scenario (cumulative) approach, or probabilistic methods (see “2001 Supplemental Guidelines,” Chapter 2.5). In many cases, a combination of approaches is used.

Use of consistent terminology (Figure 1.1) promotes clarity in communication of evaluation results. For Reserves, the general cumulative terms low/best/high estimates are denoted as 1P/2P/3P, respectively. The associated incremental quantities are termed Proved, Probable and Possible. Reserves are a subset of, and must be viewed within context of, the complete resources classification system. While the categorization criteria are proposed specifically for Reserves, in most cases, they can be equally applied to Contingent and Prospective Resources conditional upon their satisfying the criteria for discovery and/or development.

Definitions - Page 5 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

For Contingent Resources, the general cumulative terms low/best/high estimates are denoted as 1C/2C/3C respectively. For Prospective Resources, the general cumulative terms low/best/high estimates still apply. No specific terms are defined for incremental quantities within Contingent and Prospective Resources.

Without new technical information, there should be no change in the distribution of technically recoverable volumes and their categorization boundaries when conditions are satisfied sufficiently to reclassify a project from Contingent Resources to Reserves. All evaluations require application of a consistent set of forecast conditions, including assumed future costs and prices, for both classification of projects and categorization of estimated quantities recovered by each project (see Commercial Evaluations, section 3.1).

Based on additional data and updated interpretations that indicate increased certainty, portions of Possible and Probable Reserves may be re-categorized as Probable and Proved Reserves.

Uncertainty in resource estimates is best communicated by reporting a range of potential results. However, if it is required to report a single representative result, the “best estimate” is considered the most realistic assessment of recoverable quantities. It is generally considered to represent the sum of Proved and Probable estimates (2P) when using the deterministic scenario or the probabilistic assessment methods. It should be noted that under the deterministic incremental (risk-based) approach, discrete estimates are made for each category, and they should not be aggregated without due consideration of their associated risk (see “2001 Supplemental Guidelines,” Chapter 2.5).

Table 1: Recoverable Resources Classes and Sub-Classes

Class/Sub-Class	Definition	Guidelines
Reserves	Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.

Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied. Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability. There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project. While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market- related reasons, or to meet contractual or strategic objectives. In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests. In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production	The development project is currently producing and selling petroleum to market.

The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete. This is the point at which the project “chance of commerciality” can be said to be 100%.

The project “decision gate” is the decision to initiate commercial production from the project.

Definitions - Page 6 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

Class/Sub-Class	Definition	Guidelines
Approved for Development	All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way.

At this point, it must be certain that the development project is going ahead. The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts. Forecast capital expenditures should be included in the reporting entity’s current or following year’s approved budget.

The project “decision gate” is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

Justified for Development	Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity’s assumptions of future prices, costs, etc. (“forecast case”) and the specific circumstances of the project. Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality. There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming. Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project “decision gate” is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources	Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.	Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality. Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending	A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.

The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan. The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame. Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to “On Hold” or “Not Viable” status.

The project “decision gate” is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

Development Unclarified or on Hold	A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.

The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development. Development may be subject to a significant time delay. Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a reclassification of the project to “Not Viable” status.

The project “decision gate” is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Definitions - Page 7 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

Class/Sub-Class	Definition	Guidelines
Development Not Viable	A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.

The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project “decision gate” is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources	Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.	Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects. It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect	A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target.	Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.

Lead	A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect.	Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect. Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play	A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects.	Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

Table 2: Reserves Status Definitions and Guidelines

Status	Definition	Guidelines
Developed Reserves	Developed Reserves are expected quantities to be recovered from existing wells and facilities.	Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well. Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped. Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves	Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.	Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Developed Non- Producing Reserves	Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.

Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons. Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re- completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Definitions - Page 8 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

Status	Definition	Guidelines
Undeveloped Reserves	Undeveloped Reserves are quantities expected to be recovered through future investments:	(1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves	Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data. Such definitive information may include pressure gradient analysis and seismic indicators. Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:

•  The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.

•  Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves	Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P). In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain. The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

Definitions - Page 9 of 10

PETROLEUM RESERVES AND RESOURCES CLASSIFICATION AND DEFINITIONS

Excerpted from the Petroleum Resources Management System Approved by the Society of Petroleum Engineers (SPE) Board of Directors, March 2007

Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.

The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario. When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain. Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)

The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir. Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area. Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive. Justification for assigning Reserves in such cases should be clearly documented. Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses. Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

The 2007 Petroleum Resources Management System can be viewed in its entirety at

http://www.spe.org/spe-app/spe/industry/reserves/prms.htm.

Definitions - Page 10 of 10

TABLE OF CONTENTS

SUMMARY PROJECTIONS OF RESERVES AND REVENUE

Total Proved Reserves	I
Proved Developed Producing Reserves	II
Proved Developed Non-Producing Reserves	III
Proved Undeveloped Reserves	IV

RESERVES AND ECONOMICS

Diatomite Reservoir
Total Proved Reserves	1
Proved Developed Producing Reserves	2
Proved Undeveloped Reserves	5

Monterey Reservoir
Total Proved Reserves	14
Proved Developed Producing Reserves	15
Proved Developed Non-Producing Reserves	22
Proved Undeveloped Reserves	25

SUMMARY PROJECTION OF RESERVES AND REVENUE
SANTA MARIA ENERGY, LLC INTEREST	AS OF DECEMBER 31, 2012	SUMMARY – CERTAIN PROPERTIES LOCATED IN ORCUTT FIELD
	TOTAL PROVED RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	147.2	0.0	232.6	131.0	0.0	93.7	104.439	0.000	1.958	13,678.4	0.0	183.5	13,861.9
12-31-2014	161.1	0.0	278.2	143.1	0.0	70.1	104.390	0.000	1.958	14,943.2	0.0	137.3	15,080.4
12-31-2015	562.3	0.0	599.1	507.5	0.0	0.0	104.588	0.000	0.000	53,074.8	0.0	0.0	53,074.8
12-31-2016	820.3	0.0	687.1	743.2	0.0	0.0	104.650	0.000	0.000	77,777.9	0.0	0.0	77,777.9
12-31-2017	765.4	0.0	623.1	691.2	0.0	0.0	104.656	0.000	0.000	72,340.1	0.0	0.0	72,340.1

12-31-2018	719.3	0.0	574.4	625.6	0.0	0.0	104.657	0.000	0.000	65,474.0	0.0	0.0	65,474.0
12-31-2019	677.8	0.0	534.3	589.4	0.0	0.0	104.660	0.000	0.000	61,685.2	0.0	0.0	61,685.2
12-31-2020	641.5	0.0	500.0	557.7	0.0	0.0	104.662	0.000	0.000	58,373.7	0.0	0.0	58,373.7
12-31-2021	604.7	0.0	468.0	525.7	0.0	0.0	104.663	0.000	0.000	55,017.3	0.0	0.0	55,017.3
12-31-2022	571.9	0.0	440.7	497.1	0.0	0.0	104.664	0.000	0.000	52,023.9	0.0	0.0	52,023.9

12-31-2023	541.6	0.0	416.6	470.6	0.0	0.0	104.664	0.000	0.000	49,252.1	0.0	0.0	49,252.1
12-31-2024	514.5	0.0	394.9	447.0	0.0	0.0	104.664	0.000	0.000	46,788.0	0.0	0.0	46,788.0
12-31-2025	486.3	0.0	372.6	422.4	0.0	0.0	104.664	0.000	0.000	44,215.0	0.0	0.0	44,215.0
12-31-2026	460.8	0.0	352.9	400.3	0.0	0.0	104.664	0.000	0.000	41,892.6	0.0	0.0	41,892.6
12-31-2027	437.3	0.0	332.7	379.7	0.0	0.0	104.663	0.000	0.000	39,743.8	0.0	0.0	39,743.8

SUBTOTAL	8,112.0	0.0	6,807.3	7,131.5	0.0	163.8	104.646	0.000	1.958	746,279.9	0.0	320.8	746,600.7
REMAINING	1,726.4	0.0	2,936.8	1,498.7	0.0	0.0	104.374	0.000	0.000	156,420.0	0.0	0.0	156,420.0
TOTAL	9,838.4	0.0	9,744.1	8,630.1	0.0	163.8	104.598	0.000	1.958	902,699.9	0.0	320.8	903,020.7
CUM PROD	15,755.9	0.0	7,043.2
ULTIMATE	25,594.4	0.0	16,787.2

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	64	63.7	19.7	184.4	4,194.0	5,990.8	3,473.0	3,473.0	3,388.6	3,388.6	8	205,987.9
12-31-2014	66	63.4	21.1	200.6	80,469.9	6,326.2	-71,937.4	-68,464.4	-61,750.6	-58,362.0	12	143,914.9
12-31-2015	180	162.5	71.4	706.1	37,412.5	17,119.9	-2,235.1	-70,699.5	-2,772.3	-61,134.3	15	110,935.0
12-31-2016	180	163.1	104.5	1,034.7	0.0	21,485.0	55,153.7	-15,545.8	39,539.8	-21,594.5	20	72,351.8
12-31-2017	180	162.6	97.2	962.4	0.0	19,582.4	51,698.1	36,152.3	33,701.2	12,106.7	25	46,863.8

12-31-2018	180	156.6	88.0	871.0	0.0	18,182.8	46,332.2	82,484.5	27,455.0	39,561.7	30	29,473.8
12-31-2019	180	156.5	82.9	820.6	0.0	17,504.1	43,277.6	125,762.1	23,314.7	62,876.4	35	17,306.6
12-31-2020	180	156.5	78.4	776.6	0.0	16,914.1	40,604.6	166,366.7	19,884.7	82,761.1	40	8,626.3
12-31-2021	179	155.6	73.9	731.9	0.0	16,317.3	37,894.2	204,260.9	16,869.0	99,630.1	45	2,342.1
12-31-2022	179	155.6	69.9	692.1	0.0	15,776.3	35,485.6	239,746.4	14,361.6	113,991.8	50	-2,255.0

12-31-2023	177	153.8	66.2	655.2	0.0	15,287.3	33,243.4	272,989.8	12,231.8	126,223.6
12-31-2024	177	153.8	62.9	622.4	0.0	14,857.9	31,244.8	304,234.6	10,450.7	136,674.3
12-31-2025	176	152.9	59.4	588.2	0.0	14,391.6	29,175.8	333,410.4	8,870.8	145,545.1
12-31-2026	175	152.0	56.3	557.3	0.0	13,949.8	27,329.2	360,739.6	7,554.5	153,099.6
12-31-2027	174	151.1	53.4	528.7	0.0	13,571.1	25,590.6	386,330.2	6,431.2	159,530.8

SUBTOTAL			1,005.1	9,932.5	122,076.4	227,256.6	386,330.2	386,330.2	159,530.8	159,530.8
REMAINING			210.7	2,080.9	22,190.9	68,590.4	63,347.0	449,677.2	12,289.3	171,820.1
TOTAL OF 50.0 YRS			1,215.9	12,013.4	144,267.3	295,846.9	449,677.2	449,677.2	171,820.1	171,820.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

Table I

SUMMARY PROJECTION OF RESERVES AND REVENUE
SANTA MARIA ENERGY, LLC INTEREST	AS OF DECEMBER 31, 2012	SUMMARY – CERTAIN PROPERTIES LOCATED IN ORCUTT FIELD
	PROVED DEVELOPED PRODUCING RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	144.3	0.0	220.1	128.4	0.0	93.7	104.445	0.000	1.958	13,414.1	0.0	183.5	13,597.6
12-31-2014	135.5	0.0	209.3	120.6	0.0	70.1	104.443	0.000	1.958	12,599.3	0.0	137.3	12,736.6
12-31-2015	126.3	0.0	199.0	112.4	0.0	0.0	104.435	0.000	0.000	11,733.8	0.0	0.0	11,733.8
12-31-2016	118.2	0.0	190.0	105.1	0.0	0.0	104.427	0.000	0.000	10,978.1	0.0	0.0	10,978.1
12-31-2017	110.1	0.0	180.8	97.9	0.0	0.0	104.418	0.000	0.000	10,221.5	0.0	0.0	10,221.5

12-31-2018	103.2	0.0	172.8	91.7	0.0	0.0	104.409	0.000	0.000	9,578.1	0.0	0.0	9,578.1
12-31-2019	96.9	0.0	165.3	86.1	0.0	0.0	104.400	0.000	0.000	8,988.9	0.0	0.0	8,988.9
12-31-2020	91.3	0.0	156.7	81.1	0.0	0.0	104.391	0.000	0.000	8,462.0	0.0	0.0	8,462.0
12-31-2021	85.7	0.0	149.0	76.0	0.0	0.0	104.382	0.000	0.000	7,936.6	0.0	0.0	7,936.6
12-31-2022	80.4	0.0	142.4	71.3	0.0	0.0	104.374	0.000	0.000	7,445.1	0.0	0.0	7,445.1

12-31-2023	75.8	0.0	136.7	67.2	0.0	0.0	104.365	0.000	0.000	7,012.3	0.0	0.0	7,012.3
12-31-2024	71.8	0.0	130.8	63.6	0.0	0.0	104.355	0.000	0.000	6,636.2	0.0	0.0	6,636.2
12-31-2025	67.5	0.0	124.4	59.8	0.0	0.0	104.345	0.000	0.000	6,240.7	0.0	0.0	6,240.7
12-31-2026	63.6	0.0	118.7	56.3	0.0	0.0	104.334	0.000	0.000	5,873.0	0.0	0.0	5,873.0
12-31-2027	60.2	0.0	111.4	53.2	0.0	0.0	104.325	0.000	0.000	5,554.7	0.0	0.0	5,554.7

SUBTOTAL	1,430.7	0.0	2,407.4	1,270.8	0.0	163.8	104.400	0.000	1.958	132,674.4	0.0	320.8	132,995.2
REMAINING	833.7	0.0	2,057.8	727.5	0.0	0.0	104.106	0.000	0.000	75,733.9	0.0	0.0	75,733.9
TOTAL	2,264.4	0.0	4,465.2	1,998.3	0.0	163.8	104.293	0.000	1.958	208,408.3	0.0	320.8	208,729.1
CUM PROD	15,755.9	0.0	7,043.2
ULTIMATE	18,020.4	0.0	11,508.4

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	64	63.9	19.4	180.9	0.0	5,923.3	7,474.0	7,474.0	7,131.8	7,131.8	8	51,142.2
12-31-2014	64	62.5	17.9	169.4	0.0	5,696.4	6,852.8	14,326.8	5,948.0	13,079.8	12	41,589.8
12-31-2015	64	57.0	15.8	156.1	0.0	5,047.4	6,514.5	20,841.3	5,132.2	18,212.0	15	36,573.7
12-31-2016	64	56.9	14.8	146.0	0.0	4,414.3	6,403.0	27,244.3	4,591.6	22,803.6	20	30,596.9
12-31-2017	63	56.0	13.8	136.0	0.0	4,211.7	5,860.0	33,104.3	3,819.8	26,623.4	25	26,426.8

12-31-2018	63	56.0	12.9	127.4	0.0	4,045.7	5,392.1	38,496.4	3,195.4	29,818.8	30	23,349.6
12-31-2019	63	56.0	12.1	119.6	0.0	3,891.7	4,965.6	43,461.9	2,675.3	32,494.1	35	20,985.2
12-31-2020	63	55.9	11.4	112.6	0.0	3,746.6	4,591.5	48,053.4	2,248.8	34,742.9	40	19,111.9
12-31-2021	62	55.0	10.7	105.6	0.0	3,601.4	4,218.9	52,272.3	1,878.2	36,621.1	45	17,591.2
12-31-2022	62	55.0	10.0	99.0	0.0	3,453.2	3,882.8	56,155.1	1,571.6	38,192.7	50	16,332.2

12-31-2023	60	53.2	9.4	93.3	0.0	3,329.4	3,580.2	59,735.3	1,317.4	39,510.1
12-31-2024	60	53.2	8.9	88.3	0.0	3,221.7	3,317.3	63,052.6	1,109.7	40,619.8
12-31-2025	59	52.3	8.4	83.0	0.0	3,097.4	3,051.9	66,104.5	928.0	41,547.8
12-31-2026	58	51.3	7.9	78.1	0.0	2,966.4	2,820.5	68,925.0	779.7	42,327.5
12-31-2027	57	50.4	7.5	73.9	0.0	2,866.6	2,606.7	71,531.7	655.1	42,982.6

SUBTOTAL			181.0	1,769.3	0.0	59,513.2	71,531.7	71,531.7	42,982.6	42,982.6
REMAINING			102.3	1,007.5	16,340.9	40,608.6	17,674.5	89,206.2	2,869.4	45,852.1
TOTAL OF 50.0 YRS			283.3	2,776.8	16,340.9	100,121.8	89,206.2	89,206.2	45,852.1	45,852.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

Table II

SUMMARY PROJECTION OF RESERVES AND REVENUE
SANTA MARIA ENERGY, LLC INTEREST	AS OF DECEMBER 31, 2012	SUMMARY – CERTAIN PROPERTIES LOCATED IN ORCUTT FIELD
	PROVED DEVELOPED NON-PRODUCING RESERVES	SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	2.9	0.0	12.5	2.5	0.0	0.0	104.106	0.000	0.000	264.3	0.0	0.0	264.3
12-31-2014	10.7	0.0	25.4	9.3	0.0	0.0	104.106	0.000	0.000	972.6	0.0	0.0	972.6
12-31-2015	9.8	0.0	23.9	8.5	0.0	0.0	104.106	0.000	0.000	889.8	0.0	0.0	889.8
12-31-2016	7.9	0.0	21.0	6.9	0.0	0.0	104.106	0.000	0.000	714.5	0.0	0.0	714.5
12-31-2017	7.1	0.0	19.4	6.1	0.0	0.0	104.106	0.000	0.000	639.5	0.0	0.0	639.5

12-31-2018	6.5	0.0	18.3	5.6	0.0	0.0	104.106	0.000	0.000	582.6	0.0	0.0	582.6
12-31-2019	6.1	0.0	17.4	5.2	0.0	0.0	104.106	0.000	0.000	543.4	0.0	0.0	543.4
12-31-2020	5.8	0.0	17.5	4.9	0.0	0.0	104.106	0.000	0.000	514.9	0.0	0.0	514.9
12-31-2021	5.5	0.0	16.8	4.7	0.0	0.0	104.106	0.000	0.000	489.3	0.0	0.0	489.3
12-31-2022	5.3	0.0	16.2	4.5	0.0	0.0	104.106	0.000	0.000	468.6	0.0	0.0	468.6

12-31-2023	5.1	0.0	15.6	4.3	0.0	0.0	104.106	0.000	0.000	450.2	0.0	0.0	450.2
12-31-2024	5.0	0.0	15.1	4.2	0.0	0.0	104.106	0.000	0.000	434.7	0.0	0.0	434.7
12-31-2025	4.8	0.0	14.5	4.0	0.0	0.0	104.106	0.000	0.000	418.0	0.0	0.0	418.0
12-31-2026	4.5	0.0	14.0	3.8	0.0	0.0	104.106	0.000	0.000	395.8	0.0	0.0	395.8
12-31-2027	4.5	0.0	13.6	3.7	0.0	0.0	104.106	0.000	0.000	389.9	0.0	0.0	389.9

SUBTOTAL	91.7	0.0	261.2	78.5	0.0	0.0	104.106	0.000	0.000	8,168.2	0.0	0.0	8,168.2
REMAINING	90.4	0.0	303.1	75.3	0.0	0.0	104.106	0.000	0.000	7,838.8	0.0	0.0	7,838.8
TOTAL	182.1	0.0	564.2	153.8	0.0	0.0	104.106	0.000	0.000	16,007.1	0.0	0.0	16,007.1
CUM PROD	0.0	0.0	0.0
ULTIMATE	182.1	0.0	564.2

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.4	3.5	428.0	67.4	-235.0	-235.0	-232.9	-232.9	8	3,498.3
12-31-2014	0	0.0	1.3	12.9	450.0	256.4	252.0	17.0	214.3	-18.6	12	2,522.5
12-31-2015	0	0.0	1.2	11.8	0.0	236.4	640.4	657.5	506.1	487.6	15	2,057.7
12-31-2016	0	0.0	1.0	9.5	0.0	195.5	508.6	1,166.1	364.9	852.5	20	1,540.6
12-31-2017	1	0.9	0.9	8.5	0.0	184.9	445.3	1,611.3	290.3	1,142.8	25	1,201.8

12-31-2018	1	0.9	0.8	7.8	0.0	170.8	403.3	2,014.7	239.0	1,381.8	30	963.0
12-31-2019	1	0.9	0.7	7.2	0.0	161.0	374.4	2,389.1	201.7	1,583.6	35	786.1
12-31-2020	1	0.8	0.7	6.9	0.0	153.8	353.5	2,742.6	173.1	1,756.7	40	650.0
12-31-2021	1	0.8	0.7	6.5	0.0	147.3	334.9	3,077.5	149.0	1,905.7	45	542.5
12-31-2022	1	0.8	0.6	6.2	0.0	141.9	319.8	3,397.3	129.4	2,035.1	50	455.7

12-31-2023	1	0.8	0.6	6.0	0.0	137.1	306.5	3,703.8	112.8	2,147.9
12-31-2024	1	0.8	0.6	5.8	0.0	133.0	295.3	3,999.2	98.8	2,246.7
12-31-2025	1	0.8	0.6	5.6	0.0	128.5	283.4	4,282.6	86.2	2,332.8
12-31-2026	1	0.8	0.5	5.3	0.0	116.7	273.3	4,555.9	75.5	2,408.4
12-31-2027	1	0.8	0.5	5.2	0.0	120.7	263.5	4,819.3	66.2	2,474.6

SUBTOTAL			11.0	108.7	878.0	2,351.2	4,819.3	4,819.3	2,474.6	2,474.6
REMAINING			10.6	104.3	0.0	2,632.4	5,091.6	9,910.9	467.5	2,942.1
TOTAL OF 50.0 YRS			21.6	213.0	878.0	4,983.6	9,910.9	9,910.9	2,942.1	2,942.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

Table III

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED UNDEVELOPED RESERVES	SUMMARY – CERTAIN PROPERTIES LOCATED IN ORCUTT FIELD SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	14.9	0.0	43.5	13.2	0.0	0.0	104.106	0.000	0.000	1,371.2	0.0	0.0	1,371.2
12-31-2015	426.2	0.0	376.3	386.6	0.0	0.0	104.643	0.000	0.000	40,451.1	0.0	0.0	40,451.1
12-31-2016	694.2	0.0	476.1	631.2	0.0	0.0	104.693	0.000	0.000	66,085.3	0.0	0.0	66,085.3
12-31-2017	648.2	0.0	422.9	587.2	0.0	0.0	104.702	0.000	0.000	61,479.2	0.0	0.0	61,479.2

12-31-2018	609.5	0.0	383.3	528.3	0.0	0.0	104.706	0.000	0.000	55,313.2	0.0	0.0	55,313.2
12-31-2019	574.7	0.0	351.6	498.1	0.0	0.0	104.711	0.000	0.000	52,152.9	0.0	0.0	52,152.9
12-31-2020	544.4	0.0	325.9	471.7	0.0	0.0	104.714	0.000	0.000	49,396.8	0.0	0.0	49,396.8
12-31-2021	513.5	0.0	302.2	444.9	0.0	0.0	104.717	0.000	0.000	46,591.5	0.0	0.0	46,591.5
12-31-2022	486.2	0.0	282.2	421.2	0.0	0.0	104.719	0.000	0.000	44,110.2	0.0	0.0	44,110.2

12-31-2023	460.6	0.0	264.4	399.1	0.0	0.0	104.721	0.000	0.000	41,789.6	0.0	0.0	41,789.6
12-31-2024	437.8	0.0	249.0	379.3	0.0	0.0	104.722	0.000	0.000	39,717.1	0.0	0.0	39,717.1
12-31-2025	414.0	0.0	233.6	358.6	0.0	0.0	104.724	0.000	0.000	37,556.2	0.0	0.0	37,556.2
12-31-2026	392.7	0.0	220.2	340.2	0.0	0.0	104.725	0.000	0.000	35,623.8	0.0	0.0	35,623.8
12-31-2027	372.6	0.0	207.7	322.7	0.0	0.0	104.725	0.000	0.000	33,799.2	0.0	0.0	33,799.2

SUBTOTAL	6,589.6	0.0	4,138.7	5,782.2	0.0	0.0	104.707	0.000	0.000	605,437.3	0.0	0.0	605,437.3
REMAINING	802.3	0.0	575.9	695.9	0.0	0.0	104.683	0.000	0.000	72,847.3	0.0	0.0	72,847.3
TOTAL	7,391.9	0.0	4,714.6	6,478.1	0.0	0.0	104.704	0.000	0.000	678,284.6	0.0	0.0	678,284.6
CUM PROD	0.0	0.0	0.0
ULTIMATE	7,391.9	0.0	4,714.6

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.0	0.0	3,766.1	0.0	-3,766.1	-3,766.1	-3,510.3	-3,510.3	8	151,347.4
12-31-2014	2	1.8	1.9	18.2	80,019.9	373.4	-79,042.2	-82,808.3	-67,912.9	-71,423.3	12	99,802.6
12-31-2015	116	105.2	54.4	538.1	37,412.5	11,836.2	-9,390.1	-92,198.4	-8,410.6	-79,833.8	15	72,303.7
12-31-2016	116	105.5	88.8	879.2	0.0	16,875.2	48,242.2	-43,956.2	34,583.3	-45,250.5	20	40,214.3
12-31-2017	116	105.1	82.6	817.9	0.0	15,185.8	45,392.9	1,436.7	29,591.1	-15,659.4	25	19,235.2

12-31-2018	116	100.5	74.3	735.9	0.0	13,966.3	40,536.8	41,973.5	24,020.5	8,361.0	30	5,161.2
12-31-2019	116	100.5	70.0	693.8	0.0	13,451.4	37,937.6	79,911.1	20,437.7	28,798.7	35	-4,464.8
12-31-2020	116	100.5	66.3	657.2	0.0	13,013.7	35,659.6	115,570.6	17,462.9	46,261.6	40	-11,135.7
12-31-2021	116	100.5	62.6	619.8	0.0	12,568.6	33,340.4	148,911.1	14,841.7	61,103.3	45	-15,791.6
12-31-2022	116	100.5	59.2	586.8	0.0	12,181.3	31,282.9	180,194.0	12,660.6	73,763.9	50	-19,042.9

12-31-2023	116	100.5	56.1	556.0	0.0	11,820.9	29,356.7	209,550.7	10,801.6	84,565.5
12-31-2024	116	100.5	53.3	528.4	0.0	11,503.2	27,632.2	237,182.8	9,242.3	93,807.8
12-31-2025	116	100.5	50.4	499.6	0.0	11,165.7	25,840.5	263,023.3	7,856.7	101,664.5
12-31-2026	116	100.5	47.8	473.9	0.0	10,866.6	24,235.4	287,258.7	6,699.2	108,363.7
12-31-2027	116	100.5	45.4	449.7	0.0	10,583.7	22,720.4	309,979.1	5,709.9	114,073.6

SUBTOTAL			813.1	8,054.5	121,198.4	165,392.1	309,979.1	309,979.1	114,073.6	114,073.6
REMAINING			97.9	969.1	5,850.0	25,349.4	40,580.9	350,560.0	8,952.4	123,026.0
TOTAL OF 40.6 YRS			910.9	9,023.6	127,048.4	190,741.5	350,560.0	350,560.0	123,026.0	123,026.0

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

Table IV

DIATOMITE RESERVOIR

ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	TOTAL PROVED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	75.9	0.0	38.7	69.0	0.0	0.0	104.738	0.000	0.000	7,225.8	0.0	0.0	7,225.8
12-31-2014	70.6	0.0	36.0	64.2	0.0	0.0	104.738	0.000	0.000	6,727.5	0.0	0.0	6,727.5
12-31-2015	424.8	0.0	216.7	387.0	0.0	0.0	104.738	0.000	0.000	40,537.5	0.0	0.0	40,537.5
12-31-2016	702.5	0.0	358.3	640.0	0.0	0.0	104.738	0.000	0.000	67,036.6	0.0	0.0	67,036.6
12-31-2017	663.3	0.0	338.3	601.9	0.0	0.0	104.738	0.000	0.000	63,041.1	0.0	0.0	63,041.1

12-31-2018	628.0	0.0	320.3	545.9	0.0	0.0	104.738	0.000	0.000	57,172.9	0.0	0.0	57,172.9
12-31-2019	594.7	0.0	303.3	516.8	0.0	0.0	104.738	0.000	0.000	54,131.7	0.0	0.0	54,131.7
12-31-2020	564.7	0.0	288.0	490.7	0.0	0.0	104.738	0.000	0.000	51,395.8	0.0	0.0	51,395.8
12-31-2021	533.4	0.0	272.0	463.4	0.0	0.0	104.738	0.000	0.000	48,537.9	0.0	0.0	48,537.9
12-31-2022	505.3	0.0	257.7	438.9	0.0	0.0	104.738	0.000	0.000	45,973.7	0.0	0.0	45,973.7

12-31-2023	478.7	0.0	244.1	415.8	0.0	0.0	104.738	0.000	0.000	43,550.0	0.0	0.0	43,550.0
12-31-2024	454.8	0.0	231.5	395.0	0.0	0.0	104.738	0.000	0.000	41,368.9	0.0	0.0	41,368.9
12-31-2025	429.6	0.0	218.4	373.1	0.0	0.0	104.738	0.000	0.000	39,076.2	0.0	0.0	39,076.2
12-31-2026	406.8	0.0	205.7	353.2	0.0	0.0	104.738	0.000	0.000	36,993.8	0.0	0.0	36,993.8
12-31-2027	385.6	0.0	194.3	334.7	0.0	0.0	104.738	0.000	0.000	35,060.4	0.0	0.0	35,060.4

SUBTOTAL	6,918.7	0.0	3,523.2	6,089.8	0.0	0.0	104.738	0.000	0.000	637,829.7	0.0	0.0	637,829.7
REMAINING	733.4	0.0	374.0	635.0	0.0	0.0	104.738	0.000	0.000	66,513.5	0.0	0.0	66,513.5
TOTAL	7,652.1	0.0	3,897.2	6,724.8	0.0	0.0	104.738	0.000	0.000	704,343.2	0.0	0.0	704,343.2
CUM PROD	199.6	0.0	91.5
ULTIMATE	7,851.8	0.0	3,988.7

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	21	19.1	9.7	96.1	3,766.1	3,499.7	-145.8	-145.8	-55.9	-55.9	8	169,778.3
12-31-2014	21	19.1	9.0	89.5	68,539.9	3,376.5	-65,287.4	-65,433.2	-56,126.8	-56,182.6	12	117,131.3
12-31-2015	131	119.3	54.4	539.3	35,297.5	13,044.3	-8,398.0	-73,831.2	-7,560.6	-63,743.2	15	88,852.2
12-31-2016	131	119.4	90.0	891.8	0.0	17,865.3	48,189.4	-25,641.7	34,542.0	-29,201.2	20	55,589.2
12-31-2017	131	118.9	84.6	838.7	0.0	16,332.4	45,785.4	20,143.6	29,845.1	643.9	25	33,594.3

12-31-2018	131	113.9	76.8	760.6	0.0	15,189.6	41,145.9	61,289.5	24,380.5	25,024.4	30	18,641.3
12-31-2019	131	113.8	72.7	720.1	0.0	14,704.4	38,634.5	99,924.1	20,812.7	45,837.1	35	8,249.4
12-31-2020	131	113.8	69.0	683.7	0.0	14,270.3	36,372.7	136,296.8	17,811.9	63,649.1	40	904.9
12-31-2021	131	113.8	65.2	645.7	0.0	13,808.1	34,018.9	170,315.8	15,143.7	78,792.8	45	-4,348.7
12-31-2022	131	113.8	61.7	611.6	0.0	13,395.3	31,905.1	202,220.8	12,912.4	91,705.2	50	-8,134.7

12-31-2023	131	113.8	58.5	579.4	0.0	13,003.8	29,908.4	232,129.3	11,004.7	102,709.9
12-31-2024	131	113.8	55.5	550.4	0.0	12,653.6	28,109.5	260,238.7	9,402.0	112,112.0
12-31-2025	131	113.8	52.5	519.9	0.0	12,268.1	26,235.8	286,474.5	7,977.0	120,089.0
12-31-2026	130	112.9	49.7	492.2	0.0	11,898.1	24,553.9	311,028.4	6,787.4	126,876.3
12-31-2027	130	112.9	47.1	466.4	0.0	11,581.5	22,965.4	333,993.8	5,771.5	132,647.9

SUBTOTAL			856.3	8,485.4	107,603.4	186,890.6	333,993.8	333,993.8	132,647.9	132,647.9
REMAINING			89.3	884.9	6,650.0	21,937.7	36,951.7	370,945.5	8,252.4	140,900.3
TOTAL OF 17.6 YRS			945.6	9,370.3	114,253.4	208,828.3	370,945.5	370,945.5	140,900.3	140,900.3

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	75.9	0.0	38.7	69.0	0.0	0.0	104.738	0.000	0.000	7,225.8	0.0	0.0	7,225.8
12-31-2014	70.6	0.0	36.0	64.2	0.0	0.0	104.738	0.000	0.000	6,727.5	0.0	0.0	6,727.5
12-31-2015	64.3	0.0	32.8	58.5	0.0	0.0	104.738	0.000	0.000	6,122.5	0.0	0.0	6,122.5
12-31-2016	58.6	0.0	29.9	53.3	0.0	0.0	104.738	0.000	0.000	5,586.4	0.0	0.0	5,586.4
12-31-2017	53.2	0.0	27.1	48.4	0.0	0.0	104.738	0.000	0.000	5,069.4	0.0	0.0	5,069.4

12-31-2018	48.4	0.0	24.7	44.0	0.0	0.0	104.738	0.000	0.000	4,613.4	0.0	0.0	4,613.4
12-31-2019	44.1	0.0	22.5	40.1	0.0	0.0	104.738	0.000	0.000	4,198.5	0.0	0.0	4,198.5
12-31-2020	40.2	0.0	20.5	36.6	0.0	0.0	104.738	0.000	0.000	3,830.9	0.0	0.0	3,830.9
12-31-2021	36.5	0.0	18.6	33.2	0.0	0.0	104.738	0.000	0.000	3,476.3	0.0	0.0	3,476.3
12-31-2022	33.2	0.0	16.9	30.2	0.0	0.0	104.738	0.000	0.000	3,163.7	0.0	0.0	3,163.7

12-31-2023	30.2	0.0	15.4	27.5	0.0	0.0	104.738	0.000	0.000	2,879.1	0.0	0.0	2,879.1
12-31-2024	27.6	0.0	13.6	25.1	0.0	0.0	104.738	0.000	0.000	2,627.0	0.0	0.0	2,627.0
12-31-2025	24.9	0.0	12.0	22.7	0.0	0.0	104.738	0.000	0.000	2,373.3	0.0	0.0	2,373.3
12-31-2026	22.3	0.0	9.6	20.3	0.0	0.0	104.738	0.000	0.000	2,124.8	0.0	0.0	2,124.8
12-31-2027	20.3	0.0	8.0	18.5	0.0	0.0	104.738	0.000	0.000	1,933.7	0.0	0.0	1,933.7

SUBTOTAL	650.4	0.0	326.4	591.5	0.0	0.0	104.738	0.000	0.000	61,952.2	0.0	0.0	61,952.2
REMAINING	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
TOTAL	650.4	0.0	326.4	591.5	0.0	0.0	104.738	0.000	0.000	61,952.2	0.0	0.0	61,952.2
CUM PROD	199.6	0.0	91.5
ULTIMATE	850.0	0.0	417.9

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	21	19.1	9.7	96.1	0.0	3,499.7	3,620.3	3,620.3	3,454.5	3,454.5	8	20,377.8
12-31-2014	21	19.1	9.0	89.5	0.0	3,376.5	3,252.5	6,872.8	2,823.2	6,277.7	12	17,621.9
12-31-2015	21	19.1	8.2	81.5	0.0	2,917.1	3,115.7	9,988.5	2,452.1	8,729.8	15	15,975.0
12-31-2016	21	19.1	7.5	74.3	0.0	2,343.9	3,160.7	13,149.2	2,267.1	10,996.9	20	13,808.8
12-31-2017	21	19.1	6.8	67.4	0.0	2,200.4	2,794.7	15,943.9	1,822.2	12,819.1	25	12,163.4

12-31-2018	21	19.1	6.2	61.4	0.0	2,073.8	2,472.1	18,416.0	1,465.4	14,284.6	30	10,881.7
12-31-2019	21	19.1	5.6	55.9	0.0	1,957.6	2,179.4	20,595.4	1,174.6	15,459.2	35	9,860.9
12-31-2020	21	19.1	5.1	51.0	0.0	1,853.9	1,920.9	22,516.3	941.1	16,400.3	40	9,031.7
12-31-2021	21	19.1	4.7	46.2	0.0	1,752.6	1,672.9	24,189.1	745.1	17,145.4	45	8,346.6
12-31-2022	21	19.1	4.2	42.1	0.0	1,662.5	1,454.9	25,644.0	589.1	17,734.5	50	7,772.1

12-31-2023	21	19.1	3.9	38.3	0.0	1,579.7	1,257.3	26,901.3	462.9	18,197.4
12-31-2024	21	19.1	3.5	34.9	0.0	1,505.7	1,082.8	27,984.1	362.4	18,559.8
12-31-2025	21	19.1	3.2	31.6	0.0	1,422.5	916.0	28,900.1	278.7	18,838.5
12-31-2026	20	18.2	2.9	28.3	0.0	1,322.7	771.0	29,671.1	213.3	19,051.8
12-31-2027	20	18.2	2.6	25.7	0.0	1,264.7	640.7	30,311.8	161.1	19,213.0

SUBTOTAL			83.2	824.2	0.0	30,733.1	30,311.8	30,311.8	19,213.0	19,213.0
REMAINING			0.0	0.0	1,400.0	0.0	-1,400.0	28,911.8	-304.8	18,908.2
TOTAL OF 15.0 YRS			83.2	824.2	1,400.0	30,733.1	28,911.8	28,911.8	18,908.2	18,908.2

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES
00296	1312	1	0	37.9	17.5	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	5.2	3.3	15.0
00311	1514	1	0	47.7	22.1	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.5	3.6	15.0
00312	1515	1	0	51.7	24.2	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.6	3.7	15.0
00313	1516	1	0	57.4	25.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	7.3	3.8	15.0
00314	1517	1	0	29.5	14.6	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.9	3.2	15.0
00315	1615	1	0	52.2	23.9	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.5	3.6	15.0
00316	1616	1	0	51.6	25.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.9	3.7	15.0
00317	1617	1	0	27.1	12.8	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.7	3.1	15.0
00318	1714	1	0	51.8	23.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.8	3.6	15.0
00297	1715	1	0	30.7	12.0	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00298	1716	1	0	20.2	10.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	3.9	3.0	12.8
00319	1717	1	0	20.4	10.3	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00299	1814	1	0	61.9	32.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	6.8	3.6	15.0
00300	1815	1	0	39.1	16.6	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.7	3.1	15.0
00301	1816	1	0	31.0	18.1	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.6	3.1	15.0
00302	1817	1	0	28.7	15.1	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.3	3.1	15.0
00320	1914	1	0	35.8	18.9	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	5.4	3.4	15.0
00303	1915	1	0	44.8	21.4	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	5.4	3.4	15.0
00304	1916	1	0	42.6	25.5	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	5.5	3.3	15.0
00305	1917	1	0	25.5	13.7	100.000	100.000	91.129	91.129	104.738	104.738	0.000	0.000	0.000	0.000	4.5	3.1	15.0
02369	2624	0	0	1.5	0.7	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	2.6	2.6	0.0
00309	3318	0	0	1.9	4.4	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	2.6	2.6	0.0
00321	B-2	1	0	58.8	27.6	100.000	100.000	88.367	88.367	104.738	104.738	0.000	0.000	0.000	0.000	6.8	3.6	15.0
01130	FIXED EXP DIAT PDP	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	15.0
02372	OD PDP ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PDP RESERVES				850.0	417.9

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10 % M$
PROVED DEVELOPED PRODUCING RESERVES
00296	1312	29.0	0.0	12.8	26.4	0.0	0.0	2,763.8	0.0	0.0	2,763.8	40.5	0.0	1,331.8	1,391.5	904.7
00311	1514	40.3	0.0	20.6	36.7	0.0	0.0	3,846.7	0.0	0.0	3,846.7	56.3	0.0	1,668.4	2,121.9	1,362.3
00312	1515	44.0	0.0	22.4	40.1	0.0	0.0	4,199.4	0.0	0.0	4,199.4	61.5	0.0	1,778.4	2,359.5	1,505.1
00313	1516	48.3	0.0	24.6	44.0	0.0	0.0	4,611.8	0.0	0.0	4,611.8	67.5	0.0	1,906.4	2,637.9	1,683.2
00314	1517	25.1	0.0	12.6	22.9	0.0	0.0	2,399.7	0.0	0.0	2,399.7	35.1	0.0	1,218.6	1,146.0	752.4
00315	1615	40.3	0.0	20.6	36.7	0.0	0.0	3,846.7	0.0	0.0	3,846.7	56.3	0.0	1,668.4	2,121.9	1,362.3
00316	1616	47.1	0.0	24.0	43.0	0.0	0.0	4,499.4	0.0	0.0	4,499.4	65.9	0.0	1,871.7	2,561.8	1,630.6
00317	1617	21.5	0.0	11.0	19.6	0.0	0.0	2,051.6	0.0	0.0	2,051.6	30.0	0.0	1,110.2	911.3	609.3
00318	1714	43.0	0.0	21.9	39.2	0.0	0.0	4,103.1	0.0	0.0	4,103.1	60.1	0.0	1,748.2	2,294.8	1,469.9
00297	1715	18.9	0.0	8.9	17.2	0.0	0.0	1,799.8	0.0	0.0	1,799.8	26.4	0.0	1,032.0	741.4	501.5
00298	1716	12.4	0.0	6.3	11.3	0.0	0.0	1,186.2	0.0	0.0	1,186.2	17.4	0.0	768.8	400.0	288.6
00319	1717	18.8	0.0	9.1	17.2	0.0	0.0	1,798.2	0.0	0.0	1,798.2	26.3	0.0	1,031.7	740.2	500.7
00299	1814	43.0	0.0	21.9	39.2	0.0	0.0	4,103.1	0.0	0.0	4,103.1	60.1	0.0	1,748.2	2,294.8	1,469.9
00300	1815	21.5	0.0	11.0	19.6	0.0	0.0	2,051.6	0.0	0.0	2,051.6	30.0	0.0	1,110.2	911.3	609.3
00301	1816	22.0	0.0	10.8	20.0	0.0	0.0	2,099.7	0.0	0.0	2,099.7	30.8	0.0	1,125.3	943.7	626.9
00302	1817	18.9	0.0	8.9	17.2	0.0	0.0	1,799.8	0.0	0.0	1,799.8	26.4	0.0	1,032.0	741.4	501.5
00320	1914	31.4	0.0	15.9	28.6	0.0	0.0	2,999.6	0.0	0.0	2,999.6	43.9	0.0	1,405.2	1,550.5	1,003.3
00303	1915	31.4	0.0	16.0	28.6	0.0	0.0	2,999.6	0.0	0.0	2,999.6	43.9	0.0	1,405.2	1,550.5	1,003.3
00304	1916	29.6	0.0	15.1	26.9	0.0	0.0	2,820.9	0.0	0.0	2,820.9	41.3	0.0	1,349.4	1,430.2	932.0
00305	1917	20.6	0.0	9.8	18.7	0.0	0.0	1,963.3	0.0	0.0	1,963.3	28.8	0.0	1,080.6	853.9	567.0
02369	2624	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00309	3318	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00321	B-2	43.3	0.0	22.1	38.3	0.0	0.0	4,008.6	0.0	0.0	4,008.6	58.7	0.0	877.5	3,072.4	1,942.0
01130	FIXED EXP DIAT PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2,465.1	-2,465.1	-2,012.8
02372	OD PDP ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,400.0	0.0	-1,400.0	-304.8
TOTAL - PDP RESERVES		650.4	0.0	326.4	591.5	0.0	0.0	61,952.2	0.0	0.0	61,952.2	907.4	1,400.0	30,733.1	28,911.8	18,908.2

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2015	360.6	0.0	183.9	328.6	0.0	0.0	104.738	0.000	0.000	34,415.0	0.0	0.0	34,415.0
12-31-2016	643.8	0.0	328.3	586.7	0.0	0.0	104.738	0.000	0.000	61,450.2	0.0	0.0	61,450.2
12-31-2017	610.1	0.0	311.1	553.5	0.0	0.0	104.738	0.000	0.000	57,971.7	0.0	0.0	57,971.7

12-31-2018	579.6	0.0	295.6	501.8	0.0	0.0	104.738	0.000	0.000	52,559.4	0.0	0.0	52,559.4
12-31-2019	550.6	0.0	280.8	476.7	0.0	0.0	104.738	0.000	0.000	49,933.2	0.0	0.0	49,933.2
12-31-2020	524.5	0.0	267.5	454.1	0.0	0.0	104.738	0.000	0.000	47,564.9	0.0	0.0	47,564.9
12-31-2021	496.9	0.0	253.4	430.2	0.0	0.0	104.738	0.000	0.000	45,061.6	0.0	0.0	45,061.6
12-31-2022	472.1	0.0	240.8	408.7	0.0	0.0	104.738	0.000	0.000	42,810.0	0.0	0.0	42,810.0

12-31-2023	448.5	0.0	228.7	388.3	0.0	0.0	104.738	0.000	0.000	40,670.9	0.0	0.0	40,670.9
12-31-2024	427.2	0.0	217.9	369.9	0.0	0.0	104.738	0.000	0.000	38,741.9	0.0	0.0	38,741.9
12-31-2025	404.7	0.0	206.4	350.4	0.0	0.0	104.738	0.000	0.000	36,702.9	0.0	0.0	36,702.9
12-31-2026	384.5	0.0	196.1	332.9	0.0	0.0	104.738	0.000	0.000	34,869.0	0.0	0.0	34,869.0
12-31-2027	365.3	0.0	186.3	316.3	0.0	0.0	104.738	0.000	0.000	33,126.7	0.0	0.0	33,126.7

SUBTOTAL	6,268.3	0.0	3,196.8	5,498.3	0.0	0.0	104.738	0.000	0.000	575,877.5	0.0	0.0	575,877.5
REMAINING	733.4	0.0	374.0	635.0	0.0	0.0	104.738	0.000	0.000	66,513.5	0.0	0.0	66,513.5
TOTAL	7,001.7	0.0	3,570.9	6,133.3	0.0	0.0	104.738	0.000	0.000	642,391.0	0.0	0.0	642,391.0
CUM PROD	0.0	0.0	0.0
ULTIMATE	7,001.7	0.0	3,570.9

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.0	0.0	3,766.1	0.0	-3,766.1	-3,766.1	-3,510.3	-3,510.3	8	149,400.4
12-31-2014	0	0.0	0.0	0.0	68,539.9	0.0	-68,539.9	-72,305.9	-58,950.0	-62,460.3	12	99,509.4
12-31-2015	110	100.2	46.2	457.8	35,297.5	10,127.2	-11,513.7	-83,819.7	-10,012.7	-72,473.0	15	72,877.1
12-31-2016	110	100.2	82.5	817.5	0.0	15,521.4	45,028.7	-38,791.0	32,274.9	-40,198.1	20	41,780.4
12-31-2017	110	99.8	77.8	771.2	0.0	14,132.0	42,990.6	4,199.7	28,022.9	-12,175.2	25	21,430.9

12-31-2018	110	95.2	70.6	699.2	0.0	13,115.8	38,673.9	42,873.5	22,915.1	10,739.9	30	7,759.5
12-31-2019	110	95.2	67.0	664.3	0.0	12,746.8	36,455.1	79,328.7	19,638.1	30,378.0	35	-1,611.5
12-31-2020	110	95.2	63.9	632.8	0.0	12,416.3	34,451.9	113,780.6	16,870.8	47,248.8	40	-8,126.8
12-31-2021	110	95.2	60.5	599.5	0.0	12,055.5	32,346.1	146,126.6	14,398.7	61,647.4	45	-12,695.3
12-31-2022	110	95.2	57.5	569.5	0.0	11,732.8	30,450.2	176,576.9	12,323.3	73,970.7	50	-15,906.8

12-31-2023	110	95.2	54.6	541.1	0.0	11,424.1	28,651.1	205,228.0	10,541.8	84,512.5
12-31-2024	110	95.2	52.0	515.4	0.0	11,147.9	27,026.6	232,254.6	9,039.6	93,552.1
12-31-2025	110	95.2	49.3	488.3	0.0	10,845.6	25,319.8	257,574.4	7,698.3	101,250.4
12-31-2026	110	95.2	46.8	463.9	0.0	10,575.4	23,782.9	281,357.3	6,574.1	107,824.5
12-31-2027	110	95.2	44.5	440.7	0.0	10,316.8	22,324.7	303,682.0	5,610.4	113,434.9

SUBTOTAL			773.2	7,661.3	107,603.4	156,157.5	303,682.0	303,682.0	113,434.9	113,434.9
REMAINING			89.3	884.9	5,250.0	21,937.7	38,351.7	342,033.7	8,557.2	121,992.1
TOTAL OF 17.6 YRS			862.5	8,546.1	112,853.4	178,095.2	342,033.7	342,033.7	121,992.1	121,992.1

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES
00323	110 WELL 001	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00324	110 WELL 002	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00325	110 WELL 003	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00326	110 WELL 004	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00327	110 WELL 005	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00328	110 WELL 006	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00329	110 WELL 007	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00330	110 WELL 008	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00331	110 WELL 009	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00332	110 WELL 010	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00333	110 WELL 011	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00334	110 WELL 012	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00335	110 WELL 013	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00336	110 WELL 014	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00337	110 WELL 015	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00338	110 WELL 016	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00339	110 WELL 017	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00340	110 WELL 018	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00341	110 WELL 019	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00342	110 WELL 020	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00343	110 WELL 021	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00344	110 WELL 022	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00345	110 WELL 023	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00346	110 WELL 024	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00347	110 WELL 025	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00348	110 WELL 026	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00349	110 WELL 027	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00350	110 WELL 028	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00351	110 WELL 029	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00352	110 WELL 030	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00353	110 WELL 031	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00354	110 WELL 032	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00355	110 WELL 033	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00356	110 WELL 034	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00357	110 WELL 035	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00358	110 WELL 036	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00359	110 WELL 037	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00360	110 WELL 038	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10 % M$
PROVED UNDEVELOPED RESERVES
00323	110 WELL 001	63.7	0.0	32.5	55.8	0.0	0.0	5,844.3	0.0	0.0	5,844.3	85.6	423.1	1,521.6	3,813.9	1,647.4
00324	110 WELL 002	63.7	0.0	32.5	55.8	0.0	0.0	5,844.3	0.0	0.0	5,844.3	85.6	423.1	1,521.6	3,813.9	1,647.4
00325	110 WELL 003	63.7	0.0	32.5	55.8	0.0	0.0	5,844.3	0.0	0.0	5,844.3	85.6	423.1	1,521.6	3,813.9	1,647.4
00326	110 WELL 004	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,646.8
00327	110 WELL 005	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,646.8
00328	110 WELL 006	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,646.8
00329	110 WELL 007	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,646.8
00330	110 WELL 008	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,646.8
00331	110 WELL 009	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00332	110 WELL 010	63.7	0.0	32.5	55.8	0.0	0.0	5,844.4	0.0	0.0	5,844.4	85.6	423.1	1,521.7	3,814.0	1,650.8
00333	110 WELL 011	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00334	110 WELL 012	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00335	110 WELL 013	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00336	110 WELL 014	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00337	110 WELL 015	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00338	110 WELL 016	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00339	110 WELL 017	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,649.6
00340	110 WELL 018	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00341	110 WELL 019	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00342	110 WELL 020	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00343	110 WELL 021	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00344	110 WELL 022	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00345	110 WELL 023	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,658.2
00346	110 WELL 024	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,658.9
00347	110 WELL 025	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,658.9
00348	110 WELL 026	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,658.9
00349	110 WELL 027	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00350	110 WELL 028	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00351	110 WELL 029	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00352	110 WELL 030	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00353	110 WELL 031	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00354	110 WELL 032	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00355	110 WELL 033	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00356	110 WELL 034	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00357	110 WELL 035	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,661.8
00358	110 WELL 036	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,664.5
00359	110 WELL 037	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,664.5
00360	110 WELL 038	63.7	0.0	32.5	55.8	0.0	0.0	5,844.4	0.0	0.0	5,844.4	85.6	423.1	1,521.7	3,814.0	1,665.4

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES (CONTINUED)
00361	110 WELL 039	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00362	110 WELL 040	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00363	110 WELL 041	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00364	110 WELL 042	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00365	110 WELL 043	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00366	110 WELL 044	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00367	110 WELL 045	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00368	110 WELL 046	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00369	110 WELL 047	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00370	110 WELL 048	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00371	110 WELL 049	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00372	110 WELL 050	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00373	110 WELL 051	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00374	110 WELL 052	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00375	110 WELL 053	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.0
00376	110 WELL 054	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00377	110 WELL 055	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00378	110 WELL 056	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00379	110 WELL 057	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00380	110 WELL 058	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00381	110 WELL 059	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00382	110 WELL 060	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00383	110 WELL 061	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00384	110 WELL 062	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.1
00385	110 WELL 063	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00386	110 WELL 064	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00387	110 WELL 065	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00388	110 WELL 066	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00389	110 WELL 067	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00390	110 WELL 068	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00391	110 WELL 069	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00392	110 WELL 070	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.2
00393	110 WELL 071	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00394	110 WELL 072	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00395	110 WELL 073	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00396	110 WELL 074	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00397	110 WELL 075	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00398	110 WELL 076	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10 % M$
PROVED UNDEVELOPED RESERVES (CONTINUED)
00361	110 WELL 039	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,663.8
00362	110 WELL 040	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,663.8
00363	110 WELL 041	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,663.8
00364	110 WELL 042	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,663.8
00365	110 WELL 043	63.7	0.0	32.5	55.8	0.0	0.0	5,844.2	0.0	0.0	5,844.2	85.6	423.1	1,521.8	3,813.7	1,663.8
00366	110 WELL 044	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,664.5
00367	110 WELL 045	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,667.3
00368	110 WELL 046	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,667.3
00369	110 WELL 047	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,667.3
00370	110 WELL 048	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,667.3
00371	110 WELL 049	63.7	0.0	32.5	55.8	0.0	0.0	5,844.8	0.0	0.0	5,844.8	85.6	423.1	1,522.0	3,814.1	1,667.3
00372	110 WELL 050	63.7	0.0	32.5	55.8	0.0	0.0	5,844.4	0.0	0.0	5,844.4	85.6	423.1	1,521.7	3,814.0	1,668.2
00373	110 WELL 051	63.7	0.0	32.5	55.8	0.0	0.0	5,844.4	0.0	0.0	5,844.4	85.6	423.1	1,521.7	3,814.0	1,668.2
00374	110 WELL 052	63.7	0.0	32.5	55.8	0.0	0.0	5,844.4	0.0	0.0	5,844.4	85.6	423.1	1,521.7	3,814.0	1,668.2
00375	110 WELL 053	63.7	0.0	32.5	55.8	0.0	0.0	5,845.2	0.0	0.0	5,845.2	85.6	423.1	1,521.9	3,814.6	1,668.9
00376	110 WELL 054	63.7	0.0	32.5	55.8	0.0	0.0	5,842.1	0.0	0.0	5,842.1	85.6	423.1	1,521.4	3,812.0	1,652.0
00377	110 WELL 055	63.7	0.0	32.5	55.8	0.0	0.0	5,842.1	0.0	0.0	5,842.1	85.6	423.1	1,521.4	3,812.0	1,652.0
00378	110 WELL 056	63.7	0.0	32.5	55.8	0.0	0.0	5,842.1	0.0	0.0	5,842.1	85.6	423.1	1,521.4	3,812.0	1,652.0
00379	110 WELL 057	63.7	0.0	32.5	55.8	0.0	0.0	5,843.0	0.0	0.0	5,843.0	85.6	423.1	1,521.5	3,812.8	1,653.7
00380	110 WELL 058	63.7	0.0	32.5	55.8	0.0	0.0	5,843.0	0.0	0.0	5,843.0	85.6	423.1	1,521.5	3,812.8	1,653.7
00381	110 WELL 059	63.7	0.0	32.5	55.8	0.0	0.0	5,843.0	0.0	0.0	5,843.0	85.6	423.1	1,521.5	3,812.8	1,653.7
00382	110 WELL 060	63.7	0.0	32.5	55.8	0.0	0.0	5,843.0	0.0	0.0	5,843.0	85.6	423.1	1,521.5	3,812.8	1,653.7
00383	110 WELL 061	63.7	0.0	32.5	55.8	0.0	0.0	5,843.0	0.0	0.0	5,843.0	85.6	423.1	1,521.5	3,812.8	1,653.7
00384	110 WELL 062	63.7	0.0	32.5	55.8	0.0	0.0	5,842.1	0.0	0.0	5,842.1	85.6	423.1	1,521.4	3,812.0	1,652.0
00385	110 WELL 063	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00386	110 WELL 064	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00387	110 WELL 065	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00388	110 WELL 066	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00389	110 WELL 067	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00390	110 WELL 068	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00391	110 WELL 069	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00392	110 WELL 070	63.7	0.0	32.5	55.8	0.0	0.0	5,840.1	0.0	0.0	5,840.1	85.5	423.1	1,520.7	3,810.7	1,639.2
00393	110 WELL 071	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00394	110 WELL 072	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00395	110 WELL 073	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00396	110 WELL 074	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00397	110 WELL 075	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00398	110 WELL 076	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES (CONTINUED)
00399	110 WELL 077	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00400	110 WELL 078	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00401	110 WELL 079	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00402	110 WELL 080	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00403	110 WELL 081	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00404	110 WELL 082	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00405	110 WELL 083	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00406	110 WELL 084	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00407	110 WELL 085	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00408	110 WELL 086	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.3
00409	110 WELL 087	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00410	110 WELL 088	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00411	110 WELL 089	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00412	110 WELL 090	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00413	110 WELL 091	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00414	110 WELL 092	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00415	110 WELL 093	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00416	110 WELL 094	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.4
00417	110 WELL 095	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00418	110 WELL 096	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00419	110 WELL 097	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00420	110 WELL 098	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00421	110 WELL 099	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00422	110 WELL 100	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00423	110 WELL 101	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00424	110 WELL 102	1	0	63.7	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.5
00425	110 WELL 103	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00426	110 WELL 104	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00427	110 WELL 105	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00428	110 WELL 106	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00429	110 WELL 107	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00430	110 WELL 108	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00431	110 WELL 109	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
00432	110 WELL 110	1	0	63.6	32.5	100.000	95.455	91.129	86.584	104.738	104.738	0.000	0.000	0.000	0.000	2.9	4.9	17.6
01131	CAPEX 110 PROJECT	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	2.5
02393	CAPEX PIPELINE AND ROAD	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	1.7
02406	FIXED EXP DIAT PUD	0	0	0.0	0.0	100.000	95.455	91.129	86.584	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	17.6
02373	110 ABANDONMENT	0	0	0.0	0.0	100.000	100.000	91.129	91.129	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10 % M$
PROVED UNDEVELOPED RESERVES (CONTINUED)
00399	110 WELL 077	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00400	110 WELL 078	63.7	0.0	32.5	55.7	0.0	0.0	5,837.9	0.0	0.0	5,837.9	85.5	423.1	1,520.3	3,808.9	1,624.9
00401	110 WELL 079	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00402	110 WELL 080	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00403	110 WELL 081	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00404	110 WELL 082	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00405	110 WELL 083	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00406	110 WELL 084	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00407	110 WELL 085	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00408	110 WELL 086	63.7	0.0	32.5	55.7	0.0	0.0	5,835.7	0.0	0.0	5,835.7	85.5	423.1	1,519.8	3,807.3	1,611.3
00409	110 WELL 087	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00410	110 WELL 088	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00411	110 WELL 089	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00412	110 WELL 090	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00413	110 WELL 091	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00414	110 WELL 092	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00415	110 WELL 093	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00416	110 WELL 094	63.7	0.0	32.5	55.7	0.0	0.0	5,833.5	0.0	0.0	5,833.5	85.4	423.1	1,519.3	3,805.6	1,597.2
00417	110 WELL 095	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00418	110 WELL 096	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00419	110 WELL 097	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00420	110 WELL 098	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00421	110 WELL 099	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00422	110 WELL 100	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00423	110 WELL 101	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00424	110 WELL 102	63.7	0.0	32.5	55.7	0.0	0.0	5,831.4	0.0	0.0	5,831.4	85.4	423.1	1,518.8	3,804.0	1,583.7
00425	110 WELL 103	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00426	110 WELL 104	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00427	110 WELL 105	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00428	110 WELL 106	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00429	110 WELL 107	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00430	110 WELL 108	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00431	110 WELL 109	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
00432	110 WELL 110	63.6	0.0	32.5	55.6	0.0	0.0	5,827.7	0.0	0.0	5,827.7	85.4	423.1	1,517.8	3,801.4	1,569.7
01131	CAPEX 110 PROJECT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	48,136.5	0.0	-48,136.5	-40,893.5
02393	CAPEX PIPELINE AND ROAD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	12,921.2	0.0	-12,921.2	-11,516.3
02406	FIXED EXP DIAT PUD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	10,808.9	-10,808.9	-4,482.6
02373	110 ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5,250.0	0.0	-5,250.0	-893.6

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE DIATOMITE RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
TOTAL - PUD RESERVES				7,001.7	3,570.9

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST	PROVED UNDEVELOPED RESERVES	SUMMARY - CERTAIN PROPERTIES LOCATED IN THE DIATOMITE RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10 % M$
TOTAL - PUD RESERVES		7,001.7	0.0	3,570.9	6,133.3	0.0	0.0	642,391.0	0.0	0.0	642,391.0	9,408.6	112,853.4	178,095.2	342,033.7	121,992.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

MONTEREY RESERVOIR

ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	TOTAL PROVED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	71.3	0.0	193.9	62.0	0.0	93.7	104.106	0.000	1.958	6,452.6	0.0	183.5	6,636.1
12-31-2014	90.5	0.0	242.2	78.9	0.0	70.1	104.106	0.000	1.958	8,215.6	0.0	137.3	8,352.9
12-31-2015	137.4	0.0	382.5	120.4	0.0	0.0	104.106	0.000	0.000	12,537.3	0.0	0.0	12,537.3
12-31-2016	117.9	0.0	328.8	103.2	0.0	0.0	104.106	0.000	0.000	10,741.4	0.0	0.0	10,741.4
12-31-2017	102.1	0.0	284.8	89.3	0.0	0.0	104.106	0.000	0.000	9,299.1	0.0	0.0	9,299.1

12-31-2018	91.3	0.0	254.1	79.7	0.0	0.0	104.106	0.000	0.000	8,301.1	0.0	0.0	8,301.1
12-31-2019	83.1	0.0	231.0	72.6	0.0	0.0	104.106	0.000	0.000	7,553.5	0.0	0.0	7,553.5
12-31-2020	76.8	0.0	212.0	67.0	0.0	0.0	104.106	0.000	0.000	6,978.0	0.0	0.0	6,978.0
12-31-2021	71.4	0.0	196.0	62.2	0.0	0.0	104.106	0.000	0.000	6,479.4	0.0	0.0	6,479.4
12-31-2022	66.7	0.0	183.1	58.1	0.0	0.0	104.106	0.000	0.000	6,050.2	0.0	0.0	6,050.2

12-31-2023	62.9	0.0	172.5	54.8	0.0	0.0	104.106	0.000	0.000	5,702.1	0.0	0.0	5,702.1
12-31-2024	59.7	0.0	163.3	52.1	0.0	0.0	104.106	0.000	0.000	5,419.1	0.0	0.0	5,419.1
12-31-2025	56.7	0.0	154.2	49.4	0.0	0.0	104.106	0.000	0.000	5,138.8	0.0	0.0	5,138.8
12-31-2026	54.0	0.0	147.2	47.1	0.0	0.0	104.106	0.000	0.000	4,898.8	0.0	0.0	4,898.8
12-31-2027	51.7	0.0	138.5	45.0	0.0	0.0	104.106	0.000	0.000	4,683.4	0.0	0.0	4,683.4

SUBTOTAL	1,193.3	0.0	3,284.1	1,041.7	0.0	163.8	104.106	0.000	1.958	108,450.2	0.0	320.8	108,771.0
REMAINING	993.0	0.0	2,562.8	863.6	0.0	0.0	104.106	0.000	0.000	89,906.5	0.0	0.0	89,906.5
TOTAL	2,186.3	0.0	5,846.8	1,905.3	0.0	163.8	104.106	0.000	1.958	198,356.7	0.0	320.8	198,677.5
CUM PROD	15,556.3	0.0	6,951.6
ULTIMATE	17,742.6	0.0	12,798.5

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	43	46.8	10.0	88.3	428.0	2,491.1	3,618.7	3,618.7	3,444.5	3,444.5	8	36,209.6
12-31-2014	45	45.1	12.1	111.1	11,930.0	2,949.7	-6,650.0	-3,031.3	-5,623.8	-2,179.3	12	26,783.6
12-31-2015	49	42.9	16.9	166.8	2,115.0	4,075.6	6,162.9	3,131.6	4,788.3	2,608.9	15	22,082.8
12-31-2016	49	42.9	14.5	142.9	0.0	3,619.7	6,964.3	10,095.9	4,997.8	7,606.8	20	16,762.6
12-31-2017	49	42.9	12.6	123.7	0.0	3,250.0	5,912.8	16,008.7	3,856.1	11,462.8	25	13,269.5

12-31-2018	49	42.8	11.2	110.4	0.0	2,993.2	5,186.3	21,194.9	3,074.4	14,537.3	30	10,832.6
12-31-2019	49	42.8	10.2	100.5	0.0	2,799.7	4,643.1	25,838.0	2,502.0	17,039.3	35	9,057.2
12-31-2020	49	42.8	9.4	92.8	0.0	2,643.8	4,231.9	30,069.9	2,072.8	19,112.1	40	7,721.4
12-31-2021	48	41.9	8.8	86.2	0.0	2,509.3	3,875.2	33,945.1	1,725.3	20,837.3	45	6,690.8
12-31-2022	48	41.8	8.2	80.5	0.0	2,381.1	3,580.5	37,525.6	1,449.2	22,286.5	50	5,879.7

12-31-2023	46	40.1	7.7	75.9	0.0	2,283.6	3,335.0	40,860.6	1,227.1	23,513.6
12-31-2024	46	40.1	7.3	72.1	0.0	2,204.3	3,135.4	43,995.9	1,048.7	24,562.3
12-31-2025	45	39.2	6.9	68.4	0.0	2,123.5	2,940.0	46,935.9	893.8	25,456.2
12-31-2026	45	39.2	6.6	65.2	0.0	2,051.7	2,775.3	49,711.2	767.1	26,223.3
12-31-2027	44	38.3	6.3	62.3	0.0	1,989.6	2,625.1	52,336.3	659.7	26,882.9

SUBTOTAL			148.8	1,447.0	14,473.0	40,365.9	52,336.3	52,336.3	26,882.9	26,882.9
REMAINING			121.4	1,196.1	15,540.9	46,652.7	26,395.3	78,731.6	4,036.9	30,919.8
TOTAL OF 50.0 YRS			270.2	2,643.1	30,013.9	87,018.7	78,731.6	78,731.6	30,919.8	30,919.8

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	68.4	0.0	181.4	59.4	0.0	93.7	104.106	0.000	1.958	6,188.3	0.0	183.5	6,371.8
12-31-2014	64.9	0.0	173.3	56.4	0.0	70.1	104.106	0.000	1.958	5,871.8	0.0	137.3	6,009.1
12-31-2015	62.0	0.0	166.2	53.9	0.0	0.0	104.106	0.000	0.000	5,611.3	0.0	0.0	5,611.3
12-31-2016	59.5	0.0	160.1	51.8	0.0	0.0	104.106	0.000	0.000	5,391.7	0.0	0.0	5,391.7
12-31-2017	56.9	0.0	153.6	49.5	0.0	0.0	104.106	0.000	0.000	5,152.1	0.0	0.0	5,152.1

12-31-2018	54.8	0.0	148.1	47.7	0.0	0.0	104.106	0.000	0.000	4,964.7	0.0	0.0	4,964.7
12-31-2019	52.8	0.0	142.8	46.0	0.0	0.0	104.106	0.000	0.000	4,790.4	0.0	0.0	4,790.4
12-31-2020	51.1	0.0	136.2	44.5	0.0	0.0	104.106	0.000	0.000	4,631.2	0.0	0.0	4,631.2
12-31-2021	49.2	0.0	130.4	42.8	0.0	0.0	104.106	0.000	0.000	4,460.2	0.0	0.0	4,460.2
12-31-2022	47.2	0.0	125.4	41.1	0.0	0.0	104.106	0.000	0.000	4,281.4	0.0	0.0	4,281.4

12-31-2023	45.6	0.0	121.2	39.7	0.0	0.0	104.106	0.000	0.000	4,133.2	0.0	0.0	4,133.2
12-31-2024	44.2	0.0	117.2	38.5	0.0	0.0	104.106	0.000	0.000	4,009.2	0.0	0.0	4,009.2
12-31-2025	42.6	0.0	112.5	37.1	0.0	0.0	104.106	0.000	0.000	3,867.5	0.0	0.0	3,867.5
12-31-2026	41.3	0.0	109.1	36.0	0.0	0.0	104.106	0.000	0.000	3,748.2	0.0	0.0	3,748.2
12-31-2027	39.9	0.0	103.5	34.8	0.0	0.0	104.106	0.000	0.000	3,621.0	0.0	0.0	3,621.0

SUBTOTAL	780.3	0.0	2,081.1	679.3	0.0	163.8	104.106	0.000	1.958	70,722.2	0.0	320.8	71,043.0
REMAINING	833.7	0.0	2,057.8	727.5	0.0	0.0	104.106	0.000	0.000	75,733.9	0.0	0.0	75,733.9
TOTAL	1,614.0	0.0	4,138.9	1,406.8	0.0	163.8	104.106	0.000	1.958	146,456.0	0.0	320.8	146,776.8
CUM PROD	15,556.3	0.0	6,951.6
ULTIMATE	17,170.3	0.0	11,090.5

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE		TAXES		CAPITAL	OPERATING	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
	COMPLETIONS		PRODUCTION	AD VALOREM	COST	EXPENSE	PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	43	47.2	9.7	84.8	0.0	2,423.7	3,853.7	3,853.7	3,677.4	3,677.4	8	30,764.4
12-31-2014	43	45.1	8.9	79.9	0.0	2,319.9	3,600.3	7,454.0	3,124.8	6,802.2	12	23,967.9
12-31-2015	43	37.4	7.6	74.7	0.0	2,130.3	3,398.8	10,852.8	2,680.1	9,482.2	15	20,598.6
12-31-2016	43	37.4	7.3	71.7	0.0	2,070.4	3,242.2	14,095.1	2,324.5	11,806.7	20	16,788.1
12-31-2017	42	36.5	7.0	68.5	0.0	2,011.3	3,065.3	17,160.4	1,997.6	13,804.2	25	14,263.4

12-31-2018	42	36.6	6.7	66.0	0.0	1,971.9	2,920.0	20,080.4	1,730.0	15,534.2	30	12,467.9
12-31-2019	42	36.6	6.5	63.7	0.0	1,934.1	2,786.1	22,866.5	1,500.7	17,034.9	35	11,124.4
12-31-2020	42	36.6	6.3	61.6	0.0	1,892.6	2,670.6	25,537.2	1,307.6	18,342.5	40	10,080.2
12-31-2021	41	35.7	6.0	59.3	0.0	1,848.9	2,546.0	28,083.2	1,133.2	19,475.7	45	9,244.6
12-31-2022	41	35.7	5.8	57.0	0.0	1,790.7	2,428.0	30,511.1	982.5	20,458.2	50	8,560.1

12-31-2023	39	34.0	5.6	55.0	0.0	1,749.7	2,322.9	32,834.0	854.5	21,312.7
12-31-2024	39	34.0	5.4	53.3	0.0	1,716.0	2,234.5	35,068.5	747.2	22,060.0
12-31-2025	38	33.1	5.2	51.5	0.0	1,674.9	2,135.9	37,204.4	649.3	22,709.3
12-31-2026	38	33.1	5.1	49.9	0.0	1,643.8	2,049.5	39,253.9	566.4	23,275.7
12-31-2027	37	32.3	4.9	48.2	0.0	1,601.9	1,966.0	41,219.9	494.0	23,769.7

SUBTOTAL			97.8	945.1	0.0	28,780.1	41,219.9	41,219.9	23,769.7	23,769.7
REMAINING			102.3	1,007.5	14,940.9	40,608.6	19,074.5	60,294.4	3,174.2	26,943.8
TOTAL OF 50.0 YRS			200.1	1,952.6	14,940.9	69,388.7	60,294.4	60,294.4	26,943.8	26,943.8

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES
00165	2A-GTL SI	0	0	8.0	7.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00001	3 SI	0	0	134.1	180.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00002	4	1	0	176.9	168.8	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.9	1.6	9.3
00169	4A-GTL SI	0	0	10.3	14.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00003	5	1	0	52.9	113.3	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.4	1.2	19.0
00004	6	1	0	197.2	153.2	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.5	1.6	14.9
00170	6-GTL	1	0	113.3	263.4	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	7.7	2.8	50.0
00005	7 SI	0	0	117.4	108.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00006	11	1	0	131.5	92.3	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.6	1.2	24.1
00007	12 SI	0	0	82.1	79.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00008	14 SI	0	0	99.5	130.3	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00010	1 6-GTL	1	0	59.3	132.6	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	6.6	1.2	13.8
00011	18	1	0	157.4	197.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.7	1.6	24.7
00096	21	1	0	1,242.9	82.3	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.9	1.4	50.0
00097	22	1	0	130.9	181.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	3.1	1.6	42.2
00064	23 SI	0	0	5.3	5.3	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00099	24	1	0	300.9	176.8	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	4.6	2.2	50.0
00066	25 SI	0	0	764.0	8.4	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00012	26-GTL WTR	0	0	0.2	0.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00013	29 SI	0	0	623.8	45.5	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00014	30 SI	0	0	217.4	7.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00070	31-GTL SI	0	0	43.8	61.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00015	34 SI	0	0	770.3	262.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00071	36-GTL	1	0	66.0	535.0	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	3.0	1.2	38.7
00016	37	1	0	1,432.5	886.8	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	7.7	2.8	50.0
00166	37-GTL	1	0	30.7	131.8	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	1.7	1.2	21.8
00017	40	1	0	531.1	181.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	4.0	1.5	50.0
00018	43	1	0	538.0	253.1	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.8	1.2	40.8
00019	44	1	0	510.7	230.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	5.8	2.2	50.0
00292	45	1	0	451.0	220.9	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	3.8	1.5	50.0
00021	46	1	0	44.4	40.1	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.5	1.2	9.3
00167	46-GTL	1	0	17.6	73.9	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	2.1	1.2	11.6
00022	47	1	0	590.2	277.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	4.6	1.9	50.0
00168	47A-GTL SI	0	0	0.8	9.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00079	47X-GTL WTR	0	0	0.3	1.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00023	48	1	0	302.1	191.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	4.7	2.2	50.0
00024	49	1	0	853.9	511.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	10.9	4.5	50.0
00025	50	1	0	155.9	217.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.3	1.3	50.0

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL	NET CAP	OPERATING	NET	CUM P.W.
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$	TAXES M$	COST M$	EXPENSE M$	REVENUE M$	10% M$
PROVED DEVELOPED PRODUCING RESERVES
00165	2A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00001	3 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00002	4	4.0	0.0	4.7	3.5	0.0	0.0	364.3	0.0	0.0	364.3	5.3	0.0	194.1	164.8	113.2
00169	4A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00003	5	3.8	0.0	84.1	3.3	0.0	0.0	345.2	0.0	0.0	345.2	5.1	0.0	286.2	53.9	32.7
00004	6	8.1	0.0	22.1	7.2	0.0	0.0	748.5	0.0	0.0	748.5	11.0	0.0	357.0	380.5	228.2
00170	6-GTL	91.0	0.0	225.4	70.4	0.0	0.0	7,330.3	0.0	0.0	7,330.3	107.4	0.0	2,705.1	4,517.7	1,357.1
00005	7 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00006	11	5.9	0.0	13.5	5.2	0.0	0.0	542.1	0.0	0.0	542.1	7.9	0.0	391.8	142.4	79.2
00007	12 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00008	14 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00010	16-GTL	12.8	0.0	13.0	9.9	0.0	0.0	1,028.0	0.0	0.0	1,028.0	15.1	0.0	444.4	568.6	423.6
00011	18	14.5	0.0	63.9	12.8	0.0	0.0	1,331.1	0.0	0.0	1,331.1	19.5	0.0	617.8	693.8	325.0
00096	21	28.0	0.0	70.9	24.7	0.0	0.0	2,572.6	0.0	0.0	2,572.6	37.7	0.0	1,216.5	1,318.4	425.7
00097	22	27.6	0.0	65.0	24.4	0.0	0.0	2,538.7	0.0	0.0	2,538.7	37.2	0.0	1,129.6	1,371.8	466.7
00064	23 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00099	24	55.4	0.0	75.9	49.0	0.0	0.0	5,098.3	0.0	0.0	5,098.3	74.7	0.0	1,920.7	3,102.9	883.8
00066	25 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00012	26-GTL WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00013	29 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00014	30 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00070	31-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00015	34 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00071	36-GTL	18.6	0.0	80.7	14.4	0.0	0.0	1,500.2	0.0	0.0	1,500.2	22.0	0.0	824.8	653.3	301.1
00016	37	91.3	0.0	268.7	80.7	0.0	0.0	8,399.7	0.0	0.0	8,399.7	123.1	0.0	2,841.2	5,435.4	1,626.6
00166	37-GTL	6.1	0.0	26.2	4.7	0.0	0.0	494.2	0.0	0.0	494.2	7.2	0.0	358.2	128.7	72.2
00017	40	37.6	0.0	150.6	33.3	0.0	0.0	3,462.1	0.0	0.0	3,462.1	50.7	0.0	1,464.5	1,946.9	652.3
00018	43	11.0	0.0	66.5	9.7	0.0	0.0	1,008.2	0.0	0.0	1,008.2	14.8	0.0	688.1	305.3	127.9
00019	44	66.5	0.0	81.6	58.8	0.0	0.0	6,121.2	0.0	0.0	6,121.2	89.7	0.0	2,205.9	3,825.6	1,157.2
00292	45	35.9	0.0	34.6	31.7	0.0	0.0	3,298.5	0.0	0.0	3,298.5	48.3	0.0	1,418.9	1,831.3	616.5
00021	46	2.1	0.0	9.8	1.9	0.0	0.0	197.3	0.0	0.0	197.3	2.9	0.0	147.5	46.9	36.4
00167	46-GTL	3.9	0.0	35.6	3.0	0.0	0.0	317.2	0.0	0.0	317.2	4.6	0.0	206.8	105.7	78.3
00022	47	50.3	0.0	89.4	44.4	0.0	0.0	4,625.7	0.0	0.0	4,625.7	67.8	0.0	1,788.9	2,769.0	849.1
00168	47A-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00079	47X-GTL WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00023	48	56.3	0.0	40.8	49.8	0.0	0.0	5,181.7	0.0	0.0	5,181.7	75.9	0.0	1,944.0	3,161.8	900.0
00024	49	148.5	0.0	159.2	131.3	0.0	0.0	13,664.1	0.0	0.0	13,664.1	200.2	0.0	4,309.0	9,154.9	2,543.2
00025	50	19.8	0.0	59.2	17.5	0.0	0.0	1,824.9	0.0	0.0	1,824.9	26.7	0.0	1,008.0	790.2	272.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE		GROSS ULTIMATE		WORKING		REVENUE		OIL/CND		NGL		GAS		GRS OPERATING
PHDWIN ID		COMPLTNS		OIL/CND	GAS	INTEREST		INTEREST		$/BBL		$/BBL		$/MCF		EXPENSE M$/M		LIFE
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
00026	51	1	0	226.3	336.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.4	1.3	50.0
00027	52	1	0	366.5	181.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.3	1.2	42.3
00028	54 SI	0	0	657.3	238.8	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00029	55	1	0	161.1	35.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.5	1.2	19.0
00030	56 SI	0	0	935.1	142.9	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00031	57	1	0	158.5	390.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	8.0	2.0	50.0
00032	60 WTR	1	0	212.2	99.5	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	5.2	2.1	50.0
00033	61	1	0	436.5	222.8	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	15.8	4.1	50.0
00034	62	1	0	290.8	103.6	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	5.2	1.4	50.0
00103	63	1	0	131.4	111.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	4.6	1.7	50.0
00035	64	1	0	156.8	438.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	3.3	1.4	50.0
00036	66 SI	0	0	22.0	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00037	73 SI	0	0	254.7	228.7	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00038	74 WTR	0	0	83.7	0.6	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00039	75	1	0	203.1	332.9	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.0	1.2	49.4
00040	76	1	0	156.9	213.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	5.8	1.9	50.0
00041	77	1	0	143.6	201.2	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.7	1.2	38.9
00042	78 SI	0	0	76.7	2.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00043	79	1	0	100.5	103.6	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	8.1	1.2	50.0
00044	80 SI	0	0	158.5	8.7	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00046	84	1	0	156.3	257.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	3.5	1.6	50.0
00047	85 SI	0	0	60.7	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00048	86 SI	0	0	26.5	7.1	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00049	88	1	0	125.5	1.2	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.5	1.5	3.8
00050	89	1	0	214.5	68.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.5	1.2	7.4
00051	90-31 RD	1	0	338.4	221.1	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	11.6	1.0	44.2
00052	91 SI	0	0	93.6	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00053	92 SI	0	0	2.3	2.6	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00054	93 SI	0	0	12.2	0.4	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00057	126-GTL SI	0	0	16.0	18.9	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00058	136-GTL SI	0	0	11.1	22.1	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00061	146D-GTL SI	0	0	2.7	8.4	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
00084	B-1	1	0	73.9	409.7	100.000	100.000	84.490	84.490	104.106	104.106	0.000	0.000	0.000	0.000	3.5	1.4	50.0
00086	B-3	1	0	54.0	202.9	100.000	100.000	84.490	84.490	104.106	104.106	0.000	0.000	0.000	0.000	3.3	1.5	50.0
00087	B-4	1	0	85.9	244.6	100.000	100.000	84.490	84.490	104.106	104.106	0.000	0.000	0.000	0.000	5.4	2.1	50.0
00095	B-5 WTR	0	0	0.0	0.0	100.000	100.000	83.333	83.333	0.000	0.000	0.000	0.000	0.000	0.000	0.8	0.8	0.0
02403	FIELD GAS	0	1	0.0	191.4	98.946	98.946	85.600	85.600	0.000	0.000	0.000	0.000	1.958	1.958	0.0	0.0	1.7
00222	FIXED EXP MONT PDP	0	0	0.0	0.0	99.150	99.150	90.790	90.790	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	50.0

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$

PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
00026	51	20.3	0.0	81.1	17.9	0.0	0.0	1,864.6	0.0	0.0	1,864.6	27.3	0.0	1,019.1	818.2	280.2
00027	52	15.2	0.0	26.0	13.4	0.0	0.0	1,393.9	0.0	0.0	1,393.9	20.4	0.0	811.1	562.3	239.9
00028	54 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00029	55	4.4	0.0	18.6	3.9	0.0	0.0	406.3	0.0	0.0	406.3	6.0	0.0	303.3	97.1	59.7
00030	56 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00031	57	78.1	0.0	345.6	69.1	0.0	0.0	7,188.7	0.0	0.0	7,188.7	105.3	0.0	2,503.5	4,579.8	1,555.5
00032	60 WTR	57.9	0.0	93.8	51.2	0.0	0.0	5,330.1	0.0	0.0	5,330.1	78.1	0.0	1,985.3	3,266.7	994.2
00033	61	180.2	0.0	201.8	159.2	0.0	0.0	16,575.4	0.0	0.0	16,575.4	242.9	0.0	5,120.7	11,211.8	3,516.3
00034	62	43.3	0.0	89.0	38.2	0.0	0.0	3,979.3	0.0	0.0	3,979.3	58.3	0.0	1,608.7	2,312.3	863.9
00103	63	45.7	0.0	96.9	40.4	0.0	0.0	4,201.4	0.0	0.0	4,201.4	61.6	0.0	1,670.6	2,469.2	813.7
00035	64	30.0	0.0	246.4	26.5	0.0	0.0	2,762.6	0.0	0.0	2,762.6	40.5	0.0	1,269.5	1,452.6	499.5
00036	66 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00037	73 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00038	74 WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00039	75	15.1	0.0	139.9	13.4	0.0	0.0	1,389.9	0.0	0.0	1,389.9	20.4	0.0	880.6	488.9	184.2
00040	76	59.7	0.0	174.0	52.7	0.0	0.0	5,488.8	0.0	0.0	5,488.8	80.4	0.0	2,029.6	3,378.8	1,094.9
00041	77	10.2	0.0	107.3	9.0	0.0	0.0	936.3	0.0	0.0	936.3	13.7	0.0	649.7	272.9	117.3
00042	78 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00043	79	52.7	0.0	81.7	46.6	0.0	0.0	4,851.6	0.0	0.0	4,851.6	71.1	0.0	1,851.9	2,928.6	1,308.9
00044	80 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00046	84	35.4	0.0	88.2	31.3	0.0	0.0	3,258.0	0.0	0.0	3,258.0	47.7	0.0	1,407.6	1,802.7	567.3
00047	85 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00048	86 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00049	88	1.2	0.0	0.5	1.0	0.0	0.0	107.3	0.0	0.0	107.3	1.6	0.0	67.3	38.4	32.5
00050	89	1.7	0.0	27.3	1.5	0.0	0.0	157.7	0.0	0.0	157.7	2.3	0.0	117.6	37.8	30.7
00051	90-31 RD	38.1	0.0	53.3	33.7	0.0	0.0	3,507.5	0.0	0.0	3,507.5	51.4	0.0	1,277.3	2,178.8	1,194.4
00052	91 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00053	92 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00054	93 SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00057	126-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00058	136-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00061	146D-GTL SI	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
00084	B-1	31.6	0.0	240.9	26.7	0.0	0.0	2,783.7	0.0	0.0	2,783.7	40.8	0.0	1,311.0	1,431.9	493.1
00086	B-3	33.3	0.0	107.0	28.1	0.0	0.0	2,930.5	0.0	0.0	2,930.5	42.9	0.0	1,353.8	1,533.8	488.9
00087	B-4	60.8	0.0	178.3	51.4	0.0	0.0	5,348.2	0.0	0.0	5,348.2	78.4	0.0	2,058.8	3,211.0	978.0
00095	B-5 WTR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02403	FIELD GAS	0.0	0.0	191.4	0.0	0.0	163.8	0.0	0.0	320.8	320.8	6.5	0.0	0.0	314.2	289.5
00222	FIXED EXP MONT PDP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,622.6	-11,622.6	-2,099.4

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING
				OIL/CND	GAS											EXPENSE M$/M		LIFE
		OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
02374	OM PDP ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
02375	OM PDP GTL ABANDONMENT	0	0	0.0	0.0	95.455	95.455	77.356	77.356	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PDP RESERVES				17,170.3	11,090.5

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
	PROVED DEVELOPED PRODUCING RESERVES	LOCATED IN THE MONTEREY RESERVOIR ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10 % M$
		OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED PRODUCING RESERVES (CONTINUED)
02374	OM PDP ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	11,600.0	0.0	-11,600.0	-98.9
02375	OM PDP GTL ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3,340.9	0.0	-3,340.9	-28.5
TOTAL - PDP RESERVES		1,614.0	0.0	4,138.9	1,406.8	0.0	163.8	146,456.0	0.0	320.8	146,776.8	2,152.7	14,940.9	69,388.7	60,294.4	26,943.8

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	2.9	0.0	12.5	2.5	0.0	0.0	104.106	0.000	0.000	264.3	0.0	0.0	264.3
12-31-2014	10.7	0.0	25.4	9.3	0.0	0.0	104.106	0.000	0.000	972.6	0.0	0.0	972.6
12-31-2015	9.8	0.0	23.9	8.5	0.0	0.0	104.106	0.000	0.000	889.8	0.0	0.0	889.8
12-31-2016	7.9	0.0	21.0	6.9	0.0	0.0	104.106	0.000	0.000	714.5	0.0	0.0	714.5
12-31-2017	7.1	0.0	19.4	6.1	0.0	0.0	104.106	0.000	0.000	639.5	0.0	0.0	639.5

12-31-2018	6.5	0.0	18.3	5.6	0.0	0.0	104.106	0.000	0.000	582.6	0.0	0.0	582.6
12-31-2019	6.1	0.0	17.4	5.2	0.0	0.0	104.106	0.000	0.000	543.4	0.0	0.0	543.4
12-31-2020	5.8	0.0	17.5	4.9	0.0	0.0	104.106	0.000	0.000	514.9	0.0	0.0	514.9
12-31-2021	5.5	0.0	16.8	4.7	0.0	0.0	104.106	0.000	0.000	489.3	0.0	0.0	489.3
12-31-2022	5.3	0.0	16.2	4.5	0.0	0.0	104.106	0.000	0.000	468.6	0.0	0.0	468.6

12-31-2023	5.1	0.0	15.6	4.3	0.0	0.0	104.106	0.000	0.000	450.2	0.0	0.0	450.2
12-31-2024	5.0	0.0	15.1	4.2	0.0	0.0	104.106	0.000	0.000	434.7	0.0	0.0	434.7
12-31-2025	4.8	0.0	14.5	4.0	0.0	0.0	104.106	0.000	0.000	418.0	0.0	0.0	418.0
12-31-2026	4.5	0.0	14.0	3.8	0.0	0.0	104.106	0.000	0.000	395.8	0.0	0.0	395.8
12-31-2027	4.5	0.0	13.6	3.7	0.0	0.0	104.106	0.000	0.000	389.9	0.0	0.0	389.9

SUBTOTAL	91.7	0.0	261.2	78.5	0.0	0.0	104.106	0.000	0.000	8,168.2	0.0	0.0	8,168.2
REMAINING	90.4	0.0	303.1	75.3	0.0	0.0	104.106	0.000	0.000	7,838.8	0.0	0.0	7,838.8
TOTAL	182.1	0.0	564.2	153.8	0.0	0.0	104.106	0.000	0.000	16,007.1	0.0	0.0	16,007.1
CUM PROD	0.0	0.0	0.0
ULTIMATE	182.1	0.0	564.2

			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
PERIOD ENDING M-D-Y	NUMBER OF ACTIVE COMPLETIONS		TAXES		CAPITAL COST M$	OPERATING EXPENSE M$	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
			PRODUCTION M$	AD VALOREM M$			PERIOD M$	CUM M$	PERIOD M$	CUM M$	DISC RATE %	CUM PW M$
	GROSS	NET
12-31-2013	0	0.0	0.4	3.5	428.0	67.4	-235.0	-235.0	-232.9	-232.9	8	3,498.3
12-31-2014	0	0.0	1.3	12.9	450.0	256.4	252.0	17.0	214.3	-18.6	12	2,522.5
12-31-2015	0	0.0	1.2	11.8	0.0	236.4	640.4	657.5	506.1	487.6	15	2,057.7
12-31-2016	0	0.0	1.0	9.5	0.0	195.5	508.6	1,166.1	364.9	852.5	20	1,540.6
12-31-2017	1	0.9	0.9	8.5	0.0	184.9	445.3	1,611.3	290.3	1,142.8	25	1,201.8

12-31-2018	1	0.9	0.8	7.8	0.0	170.8	403.3	2,014.7	239.0	1,381.8	30	963.0
12-31-2019	1	0.9	0.7	7.2	0.0	161.0	374.4	2,389.1	201.7	1,583.6	35	786.1
12-31-2020	1	0.8	0.7	6.9	0.0	153.8	353.5	2,742.6	173.1	1,756.7	40	650.0
12-31-2021	1	0.8	0.7	6.5	0.0	147.3	334.9	3,077.5	149.0	1,905.7	45	542.5
12-31-2022	1	0.8	0.6	6.2	0.0	141.9	319.8	3,397.3	129.4	2,035.1	50	455.7

12-31-2023	1	0.8	0.6	6.0	0.0	137.1	306.5	3,703.8	112.8	2,147.9
12-31-2024	1	0.8	0.6	5.8	0.0	133.0	295.3	3,999.2	98.8	2,246.7
12-31-2025	1	0.8	0.6	5.6	0.0	128.5	283.4	4,282.6	86.2	2,332.8
12-31-2026	1	0.8	0.5	5.3	0.0	116.7	273.3	4,555.9	75.5	2,408.4
12-31-2027	1	0.8	0.5	5.2	0.0	120.7	263.5	4,819.3	66.2	2,474.6

SUBTOTAL			11.0	108.7	878.0	2,351.2	4,819.3	4,819.3	2,474.6	2,474.6
REMAINING			10.6	104.3	0.0	2,632.4	5,091.6	9,910.9	467.5	2,942.1
TOTAL OF 50.0 YRS			21.6	213.0	878.0	4,983.6	9,910.9	9,910.9	2,942.1	2,942.1

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA
AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PHDWIN ID	LEASE NAME	ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING EXPENSE M$/M		LIFE YRS
				OIL/CND MBBL	GAS MMCF
		OIL	GAS			START	END	START	END	START	END	START	END	START	END	START	END
PROVED DEVELOPED NON-PRODUCING RESERVES
02358	16-GTL IPNP	0	0	65.1	215.1	95.455	95.455	77.356	77.356	104.106	104.106	0.000	0.000	0.000	0.000	6.6	2.2	50.0
02360	49 IPNP	0	0	54.0	57.9	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	10.9	5.5	50.0
02359	55 ADD PAY	0	0	0.0	0.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.5	1.2	19.0
02363	73 RTP	0	0	0.0	0.0	100.000	100.000	88.367	88.367	0.000	0.000	0.000	0.000	0.000	0.000	2.1	2.1	0.0
02361	77 IPNP	0	0	22.5	237.5	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	1.7	1.5	50.0
02362	88 RTP	0	0	3.1	1.3	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	2.1	1.2	13.3
02357	90-31 RD IPNP 1	0	0	14.5	20.4	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	11.6	1.4	31.7
02364	90-31 RD IPNP 2	0	0	22.9	32.0	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	11.6	1.4	36.6
TOTAL - PDNP RESERVES				182.1	564.2

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED DEVELOPED NON-PRODUCING RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED DEVELOPED NON-PRODUCING RESERVES
02358	16-GTL IPNP	65.1	0.0	215.1	50.3	0.0	0.0	5,239.1	0.0	0.0	5,239.1	76.8	148.0	1,937.5	3,076.9	648.1
02360	49 IPNP	54.0	0.0	57.9	47.7	0.0	0.0	4,967.3	0.0	0.0	4,967.3	72.8	40.0	1,385.0	3,469.5	968.6
02359	55 ADD PAY	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02363	73 RTP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
02361	77 IPNP	22.5	0.0	237.5	19.9	0.0	0.0	2,072.2	0.0	0.0	2,072.2	30.4	80.0	688.4	1,273.5	307.4
02362	88 RTP	3.1	0.0	1.3	2.7	0.0	0.0	282.5	0.0	0.0	282.5	4.1	85.0	170.5	22.9	-12.8
02357	90-31 RD IPNP 1	14.5	0.0	20.4	12.9	0.0	0.0	1,338.4	0.0	0.0	1,338.4	19.6	75.0	226.7	1,017.1	649.1
02364	90-31 RD IPNP 2	22.9	0.0	32.0	20.2	0.0	0.0	2,107.5	0.0	0.0	2,107.5	30.9	450.0	575.6	1,051.0	381.6
TOTAL - PDNP RESERVES		182.1	0.0	564.2	153.8	0.0	0.0	16,007.1	0.0	0.0	16,007.1	234.6	878.0	4,983.6	9,910.9	2,942.1

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

SUMMARY PROJECTION OF RESERVES AND REVENUE AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY – CERTAIN PROPERTIES
LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

PERIOD ENDING M-D-Y	GROSS RESERVES			NET RESERVES			AVERAGE PRICES			GROSS REVENUE
	OIL MBBL	NGL MBBL	GAS MMCF	OIL MBBL	NGL MBBL	GAS MMCF	OIL $/BBL	NGL $/BBL	GAS $/MCF	OIL M$	NGL M$	GAS M$	TOTAL M$
12-31-2013	0.0	0.0	0.0	0.0	0.0	0.0	0.000	0.000	0.000	0.0	0.0	0.0	0.0
12-31-2014	14.9	0.0	43.5	13.2	0.0	0.0	104.106	0.000	0.000	1,371.2	0.0	0.0	1,371.2
12-31-2015	65.6	0.0	192.4	58.0	0.0	0.0	104.106	0.000	0.000	6,036.1	0.0	0.0	6,036.1
12-31-2016	50.4	0.0	147.7	44.5	0.0	0.0	104.106	0.000	0.000	4,635.2	0.0	0.0	4,635.2
12-31-2017	38.1	0.0	111.8	33.7	0.0	0.0	104.106	0.000	0.000	3,507.5	0.0	0.0	3,507.5

12-31-2018	29.9	0.0	87.8	26.5	0.0	0.0	104.106	0.000	0.000	2,753.8	0.0	0.0	2,753.8
12-31-2019	24.1	0.0	70.7	21.3	0.0	0.0	104.106	0.000	0.000	2,219.7	0.0	0.0	2,219.7
12-31-2020	19.9	0.0	58.4	17.6	0.0	0.0	104.106	0.000	0.000	1,831.9	0.0	0.0	1,831.9
12-31-2021	16.6	0.0	48.8	14.7	0.0	0.0	104.106	0.000	0.000	1,529.9	0.0	0.0	1,529.9
12-31-2022	14.1	0.0	41.4	12.5	0.0	0.0	104.106	0.000	0.000	1,300.2	0.0	0.0	1,300.2

12-31-2023	12.2	0.0	35.7	10.7	0.0	0.0	104.106	0.000	0.000	1,118.7	0.0	0.0	1,118.7
12-31-2024	10.6	0.0	31.1	9.4	0.0	0.0	104.106	0.000	0.000	975.2	0.0	0.0	975.2
12-31-2025	9.3	0.0	27.2	8.2	0.0	0.0	104.106	0.000	0.000	853.3	0.0	0.0	853.3
12-31-2026	8.2	0.0	24.1	7.3	0.0	0.0	104.106	0.000	0.000	754.8	0.0	0.0	754.8
12-31-2027	7.3	0.0	21.4	6.5	0.0	0.0	104.106	0.000	0.000	672.4	0.0	0.0	672.4

SUBTOTAL	321.3	0.0	941.9	283.9	0.0	0.0	104.106	0.000	0.000	29,559.8	0.0	0.0	29,559.8
REMAINING	68.8	0.0	201.9	60.8	0.0	0.0	104.106	0.000	0.000	6,333.8	0.0	0.0	6,333.8
TOTAL	390.2	0.0	1,143.7	344.8	0.0	0.0	104.106	0.000	0.000	35,893.6	0.0	0.0	35,893.6
CUM PROD	0.0	0.0	0.0
ULTIMATE	390.2	0.0	1,143.7

PERIOD ENDING M-D-Y			NET DEDUCTIONS/EXPENDITURES				FUTURE NET REVENUE
	NUMBER OF ACTIVE COMPLETIONS		TAXES		CAPITAL COST	OPERATING EXPENSE	UNDISCOUNTED		DISCOUNTED AT 10%		PRESENT WORTH PROFILE
			PRODUCTION	AD VALOREM			PERIOD	CUM	PERIOD	CUM	DISC RATE	CUM PW
	GROSS	NET	M$	M$	M$	M$	M$	M$	M$	M$	%	M$
12-31-2013	0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8	1,947.0
12-31-2014	2	1.8	1.9	18.2	11,480.0	373.4	-10,502.3	-10,502.3	-8,963.0	-8,963.0	12	293.2
12-31-2015	6	5.3	8.2	80.3	2,115.0	1,709.0	2,123.6	-8,378.7	1,602.1	-7,360.8	15	-573.5
12-31-2016	6	5.3	6.3	61.7	0.0	1,353.8	3,213.5	-5,165.2	2,308.4	-5,052.4	20	-1,566.1
12-31-2017	6	5.3	4.7	46.7	0.0	1,053.8	2,402.2	-2,763.0	1,568.2	-3,484.2	25	-2,195.7

12-31-2018	6	5.3	3.7	36.6	0.0	850.5	1,862.9	-900.1	1,105.4	-2,378.8	30	-2,598.4
12-31-2019	6	5.3	3.0	29.5	0.0	704.7	1,482.5	582.4	799.6	-1,579.2	35	-2,853.3
12-31-2020	6	5.3	2.5	24.4	0.0	597.4	1,207.7	1,790.1	592.0	-987.2	40	-3,008.9
12-31-2021	6	5.3	2.1	20.4	0.0	513.1	994.4	2,784.4	443.1	-544.1	45	-3,096.3
12-31-2022	6	5.3	1.8	17.3	0.0	448.5	832.7	3,617.2	337.3	-206.8	50	-3,136.1

12-31-2023	6	5.3	1.5	14.9	0.0	396.8	705.5	4,322.7	259.8	53.0
12-31-2024	6	5.3	1.3	13.0	0.0	355.4	605.5	4,928.2	202.7	255.7
12-31-2025	6	5.3	1.2	11.4	0.0	320.1	520.7	5,448.9	158.4	414.1
12-31-2026	6	5.3	1.0	10.0	0.0	291.2	452.5	5,901.4	125.2	539.2
12-31-2027	6	5.3	0.9	8.9	0.0	266.9	395.6	6,297.1	99.5	638.7

SUBTOTAL			39.9	393.2	13,595.0	9,234.6	6,297.1	6,297.1	638.7	638.7
REMAINING			8.6	84.3	600.0	3,411.7	2,229.2	8,526.3	395.2	1,033.9
TOTAL OF 40.6 YRS			48.5	477.5	14,195.0	12,646.3	8,526.3	8,526.3	1,033.9	1,033.9

PRELIMINARY RUN - FOR REVIEW ONLY All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

BASIC DATA AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		ACTIVE COMPLTNS		GROSS ULTIMATE		WORKING INTEREST		REVENUE INTEREST		OIL/CND $/BBL		NGL $/BBL		GAS $/MCF		GRS OPERATING EXPENSE M$/M		LIFE
PHDWIN ID				OIL/CND	GAS
	LEASE NAME	OIL	GAS	MBBL	MMCF	START	END	START	END	START	END	START	END	START	END	START	END	YRS
PROVED UNDEVELOPED RESERVES
00123	7-31 HZ	1	0	65.0	190.5	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	39.6
00121	12-31 HZ	1	0	65.0	190.5	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	40.1
00187	22-31 HZ	1	0	65.0	190.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	40.4
00129	23-31 HZ	1	0	65.0	190.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	40.4
00128	25-31 HZ	1	0	65.0	190.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	40.5
00120	29-31 HZ	1	0	65.0	190.7	100.000	100.000	88.367	88.367	104.106	104.106	0.000	0.000	0.000	0.000	28.6	1.0	40.6
02407	FIXED EXP MONT PUD	0	0	0.0	0.0	99.150	99.150	90.790	90.790	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	40.5
02376	OM PUD ABANDONMENT	0	0	0.0	0.0	100.000	100.000	100.000	100.000	0.000	0.000	0.000	0.000	0.000	0.000	0.0	0.0	0.0
TOTAL - PUD RESERVES				390.2	1,143.7

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS

RESERVES AND ECONOMICS AS OF DECEMBER 31, 2012
SANTA MARIA ENERGY, LLC INTEREST		SUMMARY - CERTAIN PROPERTIES LOCATED IN THE MONTEREY RESERVOIR
	PROVED UNDEVELOPED RESERVES	ORCUTT FIELD, SANTA BARBARA COUNTY, CALIFORNIA

		GROSS RESERVES			NET RESERVES			GROSS REVENUE				TOTAL TAXES M$	NET CAP COST M$	OPERATING EXPENSE M$	NET REVENUE M$	CUM P.W. 10% M$
PHDWIN ID	LEASE NAME	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND MBBL	NGL MBBL	GAS MMCF	OIL/CND M$	NGL M$	GAS M$	TOTAL M$
PROVED UNDEVELOPED RESERVES
00123	7-31 HZ	65.0	0.0	190.5	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,075.0	1,850.3	1,969.3	472.0
00121	12-31 HZ	65.0	0.0	190.5	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,075.0	1,850.4	1,969.2	449.8
00187	22-31 HZ	65.0	0.0	190.7	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,075.0	1,850.3	1,969.3	435.7
00129	23-31 HZ	65.0	0.0	190.7	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,365.0	1,850.3	1,679.3	188.2
00128	25-31 HZ	65.0	0.0	190.7	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,365.0	1,850.3	1,679.2	186.7
00120	29-31 HZ	65.0	0.0	190.7	57.5	0.0	0.0	5,982.3	0.0	0.0	5,982.3	87.7	2,640.0	1,850.3	1,404.3	-46.5
02407	FIXED EXP MONT PUD	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	1,544.3	-1,544.3	-640.6
02376	OM PUD ABANDONMENT	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	600.0	0.0	-600.0	-11.5
TOTAL - PUD RESERVES		390.2	0.0	1,143.7	344.8	0.0	0.0	35,893.6	0.0	0.0	35,893.6	526.0	14,195.0	12,646.3	8,526.3	1,033.9

All estimates and exhibits herein are part of this NSAI report and are subject to its parameters and conditions.	BASED ON CONSTANT PRICE AND COST PARAMETERS